                                    SUB-SUBLEASE


    This Sub-Sublease (the "Sublease") dated, for reference purposes only, as of April 1, 1997, is by and between INTEGRATED SILICON SOLUTION, INC., a Delaware corporation ("Sublandlord") and ZORAN CORPORATION, a Delaware corporation ("Subtenant").

                                     RECITALS:


    A. Sobrato Interests II, a California general partnership, as landlord ("Sobrato"), has leased to Amdahl Corporation, a Delaware corporation, as tenant ("Amdahl"), certain premises (the "Premises") consisting of the real property described on "Exhibit A" of ANNEX 1 attached hereto and made a part hereof, and the improvements located on such real property, including that approximately 93,600 square foot building (the "Building") commonly known as 2231 Lawson Lane, Santa Clara, California, pursuant to that certain lease dated October 30, 1986 (the "Sobrato Lease"), by and between Sobrato and Amdahl, a copy of which is attached hereto as "Exhibit B" to ANNEX 1.

    B. Amdahl has subleased the Premises to Sublandlord pursuant to that certain sublease by and between Amdahl and Sublandlord, which became effective on September 13, 1996 (the "Amdahl Sublease"). A copy of the Amdahl Sublease is attached hereto as ANNEX 1 and made a part hereof. The Sobrato Lease and the Amdahl Sublease are sometimes hereinafter referred to collectively as the "Master Leases."

    C. Sublandlord desires to sublease to Subtenant a portion of the Premises (the "Subleased Premises"), as more particularly described on ANNEX 2 attached hereto and made a part hereof, and Subtenant desires to sublease the Premises upon the terms and conditions contained herein.

    D. Sublandlord and Subtenant enter into this Sublease, subject to the prior written consent of both Sobrato and Amdahl.

    NOW, THEREFORE, in consideration of the covenants contained herein and for other good and valuable consideration, the undersigned parties hereby agree as follows:

    1. SUBLEASED PREMISES. Sublandlord hereby subleases the Subleased Premises to Subtenant, and Subtenant hereby subleases the Subleased Premises from Sublandlord, on the terms and conditions set forth herein.

    2.   TERM; CONDITIONAL RIGHT TO EXTEND TERM.

         2.1 TERM. Subject to Section 15 hereof, the term ("Term") of this Sublease shall commence on April 1, 1997 (the "Commencement Date"), and shall, subject to extension or earlier termination as provided herein, terminate on the earlier to occur of (i) any termination of either of the

Master Leases, or (ii) March 31, 2000 ("Expiration Date"). If Sublandlord is unable to deliver possession of the Subleased Premises on or before May 1, 1997, then Sublandlord shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable, nor shall the term of this Sublease be extended by such delay, but, Subtenant shall not be liable for rent until such time as Sublandlord delivers possession of the Subleased Premises to Subtenant.

         2.2 CONDITIONAL RIGHT TO EXTEND TERM. Subtenant may, subject to Sublandlord's written approval, extend the Term of this Sublease for an additional term of one (1) year to and including March 31, 2001 (the "Term Extension"). Subtenant must deliver a written request for approval of the Term Extension to Sublandlord by United States Certified Mail, return receipt requested, no earlier than June 30, 1999, and no later than July 31, 1999; Subtenant's failure to deliver such written request to Sublandlord within the foregoing time period shall constitute Subtenant's election not to seek the Term Extension, and shall cause Subtenant's rights under this Section 2.2 with respect to the Term Extension to terminate automatically and be of no further force or effect. If Subtenant has timely delivered its written request for the Term Extension to Sublandlord, then Sublandlord shall notify Subtenant in writing on or before September 30, 1999, of its approval or disapproval of such request; provided, however that (i) Sublandlord's failure to deliver its written approval or disapproval of such request on or before September 30, 1999, shall constitute Sublandlord's disapproval of such request, and (ii) Sublandlord will not disapprove of Subtenant's request for the Term Extension and then sublease the Subleased Premises to a third party for occupancy during the Term Extension. If Sublandlord issues its written approval of the Term Extension, then the Term of this Sublease shall be extended to March 31, 2001, and all other terms and conditions of this Sublease shall apply during the Term Extension, except that the monthly Base Rent and Operating Expense Reimbursement (as such terms are defined in Section 5 hereof) during the Term Extension shall be increased to $29,760 and $15,840, respectively. Notwithstanding anything to the contrary in this Section 2.2, Subtenant may not request Sublandlord's approval of the Term Extension, and Sublandlord shall have no obligation to grant such request, during any time that Subtenant is in default under this Sublease or would be in default under this Sublease but for the pendency of any grace or cure period under this Sublease.

    3. USE. Subtenant shall use the Subleased Premises only for general office use, developing, assembling, operating and selling computers and computer parts, accessories, manuals and software and ancillary uses, and for no other purpose or business without the prior written consent of Sublandlord. In no event shall the Subleased Premises be used for a purpose or use prohibited by the Master Leases.

    4.   COMMON AREAS.

         4.1 SUBTENANT'S RIGHTS. The areas located outside the Building, including the sidewalks, driveways, and parking areas shall constitute the "Common Areas." All areas within the Premises other than the Subleased Premises and the Common Areas are reserved for the exclusive use of Sublandlord; provided, however, that Subtenant may use the area identified on ANNEX 2 as the "Rear Elevator and Lobby Area" on the first floor of the Building and the "Second Floor Corridor

Area" for handicap access and freight movement purposes only, subject to key card entry or such other access rules, regulations and security requirements as
the parties shall reasonably cooperate to establish.   Subject to the terms and
conditions set forth herein, Subtenant and its employees, contractors and invitees shall have the non-exclusive right, in common with Sublandlord and Sublandlord's employees, contractors and invitees, to use the Common Areas as they exist from time to time, subject to any rights, powers or privileges reserved by Sublandlord under the terms of this Sublease. Sublandlord makes no warranty express or implied with respect to the condition of the Common Areas or any equipment located therein. Subtenant shall not store any property, temporarily or permanently, in the Common Areas.

         4.2 RULES AND REGULATIONS. Sublandlord shall have the exclusive control and management of the Common Areas and may from time to time promulgate reasonable rules and regulations for the care and orderly management of the Common Areas and the safety of Sublandlord, Subtenant and their employees, agents and invitees. Such rules and regulations shall be binding upon Subtenant upon delivery of a copy thereof to Subtenant, and Subtenant agrees to abide by such rules and regulations and to cause its employees, contractors and invitees to abide by such rules and regulations.

         4.3 CHANGES. Sublandlord shall have the right from time to time, without the same constituting an actual or constructive eviction, to: (i) make changes to the Common Areas and rear lobby area, including, without limitation, changes in the location, size, shape and number of driveways, parking areas, parking spaces, landscaped areas, loading and freight areas, walkways and utility raceways; (ii) close temporarily any of the Common Areas or rear lobby area for maintenance purposes, provided reasonable access to the Subleased Premises remains available; (iii) add improvements to the Common Areas or rear lobby area; and (iv) to do or perform such other acts and make such other changes to the Common Areas and Building as Sublandlord, in its reasonable discretion, deems appropriate. Sublandlord shall not exercise its rights to control the Common Areas in a manner that would materially impair Subtenant's use of the Subleased Premises and Subtenant's parking rights (or which would reduce the number of Subtenant's parking spaces), without first obtaining Subtenant's approval. In exercising its rights to control the Common Areas, Sublandlord shall make a reasonable effort to minimize any disruption to Subtenant's use of the Subleased Premises and Common Areas.

         4.4 PARKING. Subtenant and its employees, contractors and invitees shall be entitled to the non-exclusive use, in common with Sublandlord and Sublandlord's employees, contractors and invitees, of ninety-six (96) parking spaces only on those portions of the Common Areas designated from time to time by Sublandlord for parking. Subtenant and its employees, contractors and invitees shall not use more parking spaces than the foregoing number and no overnight parking shall be permitted, except to accommodate out-of-town travel (or overnight work requirements) by Subtenant's employees; provided, however, that such overnight employee parking shall not exceed seven (7) consecutive days in length without the prior approval of Sublandlord. Said parking spaces may be used for parking by vehicles no larger than full-size passenger automobiles, vans, sport utility vehicles and pick-up trucks. If Subtenant permits or allows any vehicles to be parked on the Premises in violation of this Sublease, then Sublandlord may, in addition to Sublandlord's other rights and remedies, remove or tow away the vehicles involved and charge the cost thereof to Subtenant, which cost shall be immediately payable upon demand by Sublandlord.

    5.   SERVICES.

         5.1 MAINTENANCE AND OTHER SERVICES. Sublandlord shall maintain or cause to be maintained (i) the Rear Elevator and Lobby Area (including the elevator) and the Common Areas of the Premises, (ii) the roof membrane of the Building, and (iii) the equipment and facilities by which utilities and services are provided, including the mechanical, electrical and plumbing systems serving the Subleased Premises, in reasonably good order and condition, except for damage occasioned by the acts (excluding ordinary use and wear and tear) or omissions of Subtenant, its employees, agents, contractors or invitees, which damage shall promptly be repaired by Subtenant at Subtenant's expense. Sublandlord shall provide or cause to be provided rubbish removal, cleaning and janitorial services to the Subleased Premises at the levels generally provided by landlords of comparable industrial/office buildings located in the vicinity of the Premises. There shall be no abatement of Rent (as defined in Section 6 hereof) or liability of Sublandlord on account of the following: (i) the installation, use or interruption of the Subleased Premises or Common Areas in connection with the furnishing of any of the foregoing services; (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the actual or reasonable control of Sublandlord or by the making of necessary repairs or improvements to the Premises or to the Building; or (iii) the limitation, curtailment, rationing or restrictions requested by any governmental authority on use of water, electricity, gas or any other form of energy serving the Subleased Premises or the Building. Notwithstanding anything to the contrary contained herein or elsewhere in this Sublease, (i) Sublandlord shall not be responsible for repairs required by an accident, fire or other peril, or for damage caused to any part of the Premises, including the Subleased Premises, by any wrongful act, (excluding ordinary use and wear and tear), negligence or omission of Subtenant or any of Subtenant's employees, agents, contractors or invitees, and (ii) Sublandlord shall have no obligation to maintain any portion of the Premises other than those set forth in this Section 5. Sublandlord's maintenance obligations under this Section 5 are not intended to and shall not limit or affect any maintenance, repair or restoration obligations of Sobrato under the Sobrato Lease or Amdahl under the Amdahl Sublease. Notwithstanding anything to the contrary contained in this Sublease, during the Term, (i) Subtenant, at Subtenant's expense, but under the direction of Sublandlord, shall repair and maintain any damage to the floor coverings and ceiling (ceiling tiles and grid) in the Subleased Premises, the Tenant Improvements, any alterations to the Subleased Premises made by Subtenant, Subtenant's trade fixtures and equipment, and all outlets and fire extinguishers located in the Subleased Premises, and shall otherwise keep the Subleased Premises, in good, clean, safe and orderly condition, and (ii) Subtenant shall within ten (10) days after written request by Sublandlord (which request shall not be made by Sublandlord more often than monthly), reimburse Sublandlord for the cost of all janitorial and other consumable supplies furnished by Sublandlord to the Subleased Premises, including, without limitation, paper towels, soap, other standard bathroom supplies and light bulbs. Subtenant hereby waives the benefits of any statute which would afford Subtenant the right to make repairs at Sublandlord's expense or to terminate this Sublease because of Sublandlord's failure to keep any portion of the Premises, including the Common Areas, the roof membrane of the Building, or the mechanical, electrical, plumbing and other utility systems serving the Subleased Premises, in good order, condition and repair.

              5.1.1 Except as otherwise set forth in Section 5.1, the cost of all normal and routine maintenance and other services performed by Sublandlord under this Section 5 shall be paid by Sublandlord. The cost of any other maintenance performed by Sublandlord under this Section 5 ("Special Maintenance Costs"), including, without limitation, capital repairs or improvements made to the Premises by Sublandlord, shall be allocated between the parties as follows: (i) Subtenant shall pay the portion of any Special Maintenance Costs equal to Subtenant's Share (as defined below), which amount shall be paid by Subtenant as additional rent when the next installment of Base Rent is due hereunder; and (ii) the remaining portion of the Special Maintenance Costs shall be paid by Sublandlord. As used herein, "Subtenant's Share" shall be calculated by multiplying each of the Special Maintenance Costs by a fraction, the numerator of which is the number of months remaining in the Term at the time such Special Maintenance Costs are incurred and the denominator of which shall be the number of months in the useful life of improvement in question, as reasonably determined by Sublandlord; provided, however, that with respect to any Special Maintenance Costs incurred by Sublandlord which benefit the Building as a whole, as reasonably determined by Sublandlord, Subtenant's Share of such Special Maintenance Costs shall be reduced by multiplying only twenty-six percent (26%) of such Special Maintenance Costs by the foregoing fraction. Notwithstanding the foregoing, Special Maintenance Costs shall not include the cost of any enhancements or upgrades to the Premises made by Sublandlord which are not otherwise required to be made by Sublandlord under this Section 5, unless the cost of any such enhancements or upgrades are required to meet governmental regulations or are intended to reduce the operating costs of the Premises or to improve the efficiency of the Premises.

         5.2 OPERATING EXPENSES. Notwithstanding anything to the contrary set forth in the Master Leases (including, without limitation, Sections 6, 13 and 18 of the Sobrato Lease), Subtenant shall have no obligation to reimburse Sublandlord for any portion of the insurance charges, real estate taxes, or utility charges applicable to the Subleased Premises payable by Sublandlord under the Amdahl Sublease; provided, however, that (i) Subtenant shall reimburse Sublandlord for charges incurred by Sublandlord resulting from the excessive use by Subtenant of any utility service supplied to the Subleased Premises as reasonably determined by Sublandlord, and (ii) Subtenant, not Sublandlord, shall be responsible for (a) the prompt and timely payment of any personal property taxes or assessments levied against Subtenant's personal property, improvements (including, without limitation, the Tenant Improvements as defined in Section
20), alterations or trade fixtures located within the Subleased Premises, (b) any telephone service provided to the Subleased Premises, and (c) any permit, license or other governmental fees or charges arising out of Subtenant's specific use and operation of the Subleased Premises.

    6.   RENT.

         6.1 BASE RENT. Beginning on April 1, 1997 (the "Rent Commencement Date") and continuing throughout the Term, Subtenant shall pay the following amounts to Sublandlord as monthly rent ("Base Rent") for the Subleased Premises:

                     Months                    Amount Per Month
                     ------                    ----------------

                     4/1/1997-3/31/1998            $27,600
                     4/1/1998-3/31/1999            $28,320
                     4/1/1999-3/31/2000            $29,040

         6.2 OPERATING EXPENSE REIMBURSEMENT. As reimbursement for the services that Sublandlord is obligated to provide pursuant to Section 5 hereof, beginning on the Rent Commencement Date and continuing throughout the Term, Subtenant shall pay the following amounts (the "Operating Expense
Reimbursement") to Sublandlord as additional monthly rent for the Subleased
Premises:

                     Months                    Amount Per Month
                     ------                    ----------------

                     4/1/1997-3/31/1998            $14,400
                     4/1/1998-3/31/1999            $14,880
                     4/1/1999-3/31/2000            $15,360

         6.3  MANNER OF PAYMENT.  The Base Rent, Operating Expense
Reimbursement and any other amounts Subtenant is required to pay hereunder in monthly installments (collectively, the "Rent") shall be paid by Subtenant to Sublandlord on or before the first (1st) day of each month. Rent for any period during the Term hereof which is for less than one month of the Term shall be a pro rata portion of the monthly installment based on a thirty (30) day month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublandlord at the Premises, Attention: U.S. Controller, or such other address as may be designated in writing by Sublandlord. Upon execution hereof by Subtenant, Subtenant shall pay to Sublandlord the sum of Forty-Two Thousand Dollars ($42,000), which shall constitute the Base Rent and Operating Expense Reimbursement for April 1997. and any rent credit determined pursuant to the next sentence shall be applied to Base Rent for May 1997. Notwithstanding anything to the contrary contained in this Sublease, the Rent shall be deemed due and payable on the Rent Commencement Date; provided, however, that the Rent Commencement Date shall be delayed by one
(1) day for each day that the issuance of either Sobrato's or Amdahl's written consent to this Sublease is delayed beyond April 6, 1997.

    7. SECURITY DEPOSIT. Upon execution of this Sublease by Subtenant, Subtenant shall deposit the sum of Forty-Two Thousand Dollars ($42,000) with Sublandlord, which shall be held as security for the performance by Subtenant of the terms and conditions of this Sublease. If Subtenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, then, without prejudice to any other rights or remedies of Sublandlord, Sublandlord may draw upon all or any portion of the Security Deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublandlord may become obligated by reason of Subtenant's default, or to compensate Sublandlord for any loss or damage which Sublandlord may suffer thereby. If Sublandlord so uses or applies all or any portion of the Security Deposit, Subtenant shall, within five (5) days after written demand therefor, remit to Sublandlord a sufficient amount in cash to restore the funds withdrawn by Sublandlord for the foregoing purposes, and Subtenant's failure to do so shall constitute and event of default under this Sublease. Upon termination of this Sublease, if Subtenant is not then in default, Sublandlord shall return to Subtenant so much of the Security Deposit as has not been applied by Sublandlord pursuant to this Section 7, or which is not otherwise required to cure Subtenant's defaults, without payment of interest and in accordance with the terms of California Civil Code Section 1950.7 or any successor statute thereto.

    8.   NO ASSIGNMENT OR SUBLEASING.   Except as otherwise set forth in this
Section 8, and notwithstanding anything to contrary set forth in the Master Leases, Subtenant shall not assign or sublease all or any portion of the Subleased Premises under any circumstances. Without limiting the generality of the foregoing, Subtenant shall not assign, sublet, mortgage, pledge, hypothecate, encumber or in any other manner transfer any interest Subtenant may have in the Sublease or in the Subleased Premises and any attempt by Subtenant to do so shall be null and void and shall not relieve Subtenant of its obligations under this Sublease. The foregoing notwithstanding, (i) Subtenant has informed Sublandlord that it desires to share office space within the Subleased Premises with Oren Corporation, an affiliated company under common control with Subtenant, and (ii) without in any way limiting Subtenant's obligations or Sublandlord's rights under this Sublease, and subject to such obligations and rights, Subtenant may share not more than One Thousand (1,000) square feet of office space within the Subleased Premises with Oren Corporation, provided that Oren Corporation has agreed in writing to assume, perform and be bound by all of the obligations and covenants of Subtenant under this Sublease.

    9. CONDITION OF SUBLEASED PREMISES. Sublandlord shall at its expense make any repairs necessary to bring the mechanical, plumbing and electrical systems serving the Subleased Premises to good working order prior to the Commencement Date. Notwithstanding the foregoing, by taking possession of the Subleased Premises, Subtenant conclusively shall be deemed to have accepted the Subleased Premises in their "AS-IS", then-existing condition, without any warranty whatsoever by Sublandlord with respect thereto. Subtenant hereby represents to Sublandlord that (i) Subtenant has fully inspected the Subleased Premises and the physical condition thereof, including accessibility and location of utilities, improvements, existence of hazardous materials (including, without limitation, asbestos, asbestos containing materials, polychlorintated biphenyls (PCBs)) and earthquake preparedness, which in Subtenant's judgment affect or influence Subtenant's use of the Subleased Premises and Common Areas and Subtenant's willingness to enter into this Sublease, (ii) Subtenant is relying on its inspection in subleasing the Subleased Premises and (iii) Subtenant has received no representations or warranties with respect to the physical condition of the Subleased Premises on which Subtenant has relied in entering into this Sublease.

    10.  MASTER LEASES.

         10.1 COMPLIANCE WITH TERMS OF THE MASTER LEASES. This Sublease is subject and subordinate to all of the terms and conditions of the Master Leases and Subtenant shall assume and perform all of the obligations of Sublandlord under the Master Leases to the extent set forth in this Section 10 and to the extent such obligations are applicable to the Subleased Premises. In the event of a conflict between the terms and conditions of the Master Leases and this Sublease, then, as between Sublandlord and Subtenant, the terms and conditions of this Sublease shall control. Notwithstanding the foregoing, (i) Subtenant shall not commit or permit to be committed any act or omission that will violate any of the provisions of the Master Leases, and (ii) Sublandlord shall perform all of its obligations as sublessee under the Amdahl Sublease, if and to the extent that such obligations have not been assumed or are otherwise are required to be performed by Subtenant under this Sublease.

         10.2 INCORPORATION BY REFERENCE. Except as otherwise provided in this Sublease, the terms and provisions contained in the Amdahl Sublease are incorporated herein by reference, and are made a part hereof as if set forth at length; provided, however, that: (i) each reference in such incorporated sections to "Sublease" and to "Premises" shall be deemed a reference to this "Sublease" and the "Subleased Premises", respectively, as each is defined herein; (ii) each reference to "Sublessor" and "Sublessee" shall be deemed a reference to "Sublandlord" and "Subtenant", respectively; (iii) each reference to "Master Lease" and "Landlord" shall be deemed a reference to the "Sobrato Lease" and "Sobrato," respectively; (iv) each reference to "Effective Date" shall mean the date by which this Sublease has been executed by Sublandlord and Subtenant; (v) with respect to work, services, repairs, restoration, insurance or the performance of any other obligation of either Sobrato or Amdahl, the sole obligation of Sublandlord shall be to request the same in writing from Sobrato or Amdahl, as applicable, as and when requested to do so by Subtenant and to use Sublandlord's reasonable efforts (provided Subtenant pays all out-of-pocket, third party costs incurred by Sublandlord in connection therewith) to obtain Sobrato's or Amdahl's performance; (vi) with respect to any obligation of Subtenant to be performed under this Sublease, wherever the Amdahl Sublease grants to Sublandlord a specified number of days to perform its obligations under the Amdahl Sublease, except as otherwise provided herein, Subtenant shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults; (vii) Sublandlord shall have no liability to Subtenant with respect to (a) representations and warranties made by either Amdahl under the Amdahl Sublease or Sobrato under the Sobrato Lease, (b) any indemnification obligations of either Amdahl under the Amdahl Sublease or Sobrato under the Sobrato Lease, or other obligations or liabilities of either Amdahl under the Amdahl Sublease or Sobrato under the Sobrato Lease with respect to compliance with laws, condition of the Premises or Hazardous Materials, and
(c) Amdahl's or Sobrato's obligations under the Amdahl Sublease or the Sobrato Lease, respectively to repair, maintain, restore, or insure all or any portion of the Premises, regardless of whether the incorporation of one or more provisions of the Amdahl Sublease or of the Sobrato Lease might otherwise operate to make Sublandlord liable therefor; (viii) with respect to any approval or consent required to be obtained from the "Landlord" under the Sobrato Lease or the "Sublessor" under the Amdahl Sublease, such approval or consent must be obtained from each of

Amdahl, Sobrato and Sublandlord, and the approval of Sublandlord may be withheld if either Sobrato's or Amdahl's approval or consent is not obtained; (ix) Subtenant shall have no obligation to reimburse Sublandlord for any insurance charges, real estate taxes or utilities payable by Sublandlord to Amdahl under the Amdahl Sublease, except to the extent set forth in Section 5 hereof; (x) the following provisions of the Amdahl Sublease are expressly NOT incorporated herein by reference: Article I and the following provisions of Article II: the recitals; Sections 1 (in its entirety), 2.1, 2.2 (the last sentence of this Section only), 3.1 (the second, third, fourth, fifth and sixth sentences of this Section only), 3.3, 4, 5.1, 5.2, 6, 7, 8 (the fifth, sixth, seventh, eighth and ninth sentences of this Section only), 9 (in its entirety), 10 (in its entirety), 11 (in its entirety), 12.2, 16, 17.1, 17.2, 17.3, 17.6, 17.9, 17.10;
Schedule 1; and Exhibits C and D. Additionally, notwithstanding the foregoing, with respect to (i) Section 14 only of the Amdahl Sublease as incorporated herein, the term "Landlord" shall mean both Sobrato and Amdahl, and the term "Master Lease" shall mean both of the Master Leases; (ii) Section 8 of the Amdahl Sublease as incorporated herein, the threshold amount of any non-structural "Alterations" to the Subleased Premises that may be made by Subtenant without the prior written consent of Sublandlord is hereby reduced from Fifteen Thousand Dollars ($15,000) to Five Thousand Dollars ($5,000); (iii)
Section 12.1 of the Amdahl Sublease as incorporated herein, the term "Sublessor's Broker" shall mean MacMillan, Moore & Buchanan; (iv) all references in the Amdahl Sublease to "Exhibit D" in connection with use of "Permitted Hazardous Materials" shall mean and refer to ANNEX 3 attached hereto and made a part hereof; and (v) the provisions of Section 17.11 of the Amdahl Sublease as incorporated herein shall not apply to Section 2.2 of this Sublease: and (vi)
Section 23 of the Sobrato Lease shall be deemed incorporated herein as an agreement between Sublandlord and Subtenant consistent with the incorporation by reference provisions of this Section 10.2.

         10.3 TERMINATION OF MASTER LEASES. If either of the Master Leases terminates, this Sublease shall thereupon terminate; further, if such termination was not due to a default by either party under this Sublease or the Master Leases, then the parties shall be relieved of any further liability or obligation under this Sublease, except for obligations which are stated herein to survive the termination of this Sublease. Sublandlord in connection with either of the Master Leases.

    11.  INSURANCE.

         11.1 ADDITIONAL INSUREDS. All insurance policies required to be carried by Subtenant pursuant to the Master Leases, shall contain a provision whereby Sublandlord, Amdahl and Sobrato are each named as additional insureds under such policies.

         11.2 INSURANCE PROCEEDS. Whenever provisions in the Master Leases which have been incorporated into this Sublease limit some obligations of Sublandlord if either Amdahl or Sobrato would have insurance proceeds available, the terms "Landlord" as used in the Sobrato Lease and "Sublessor" as used in the Amdahl Sublease shall be deemed to refer collectively to Amdahl, Sobrato and Sublandlord, notwithstanding any provision to the contrary in this Sublease.

         11.3 WAIVER OF SUBROGATION. The waiver of subrogation provisions set forth in Section 11.3 of the Amdahl Sublease incorporated herein pursuant to
Section 10 hereof, shall be deemed a four-party agreement binding among and inuring to the benefit of Sublandlord, Subtenant and, by reason of their consents hereto, Amdahl and Sobrato.

    12. SUBLANDLORD'S REPRESENTATIONS AND WARRANTIES. To the best of Sublandlord's knowledge, Sublandlord represents and warrants that the Master Leases are in full force and effect, and there exists under the Master Leases no default or event of default by either Sobrato, Amdahl or Sublandlord, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default. Sublandlord further represents and warrants that the copy of the Sobrato Lease attached hereto as Exhibit B to ANNEX 1, and the copy of the Amdahl Sublease attached hereto as Exhibit C to ANNEX 1, are true and complete copies of the such leases and that there are no addenda, amendments, exhibits or modifications to such leases except which are attached hereto as Exhibit B and Exhibit C to ANNEX 1, respectively. As used herein, "the best of Sublandlord's knowledge" shall mean the actual knowledge of Gary L. Fischer as of the date this Sublease is executed by Sublandlord, without the obligation to perform any research, investigation, due diligence or inquiry whatsoever.

    13. DEFAULT AND REMEDIES. In addition to any other rights and remedies Sublandlord may have under this Sublease, should Subtenant be in default of any of Subtenant's covenants and obligations under this Sublease (including, without limitation, the payment of rent), then Sublandlord shall have the rights and remedies exercisable by Amdahl under the Amdahl Sublease, and by Sobrato under the Sobrato Lease, in the event of such default.

    14. QUIET ENJOYMENT. Subtenant shall peacefully have, hold and enjoy the Subleased Premises, subject to the terms and conditions of this Sublease and the Master Leases, provided that Subtenant performs all of Subtenant's covenants and obligations contained herein.

    15. CONDITION PRECEDENT. This Sublease is conditioned upon the issuance of both Amdahl's and Sobrato's written approval of this Sublease on or before the tenth (10th) calendar day following the date by which this Sublease has been signed by Sublandlord and Subtenant. If either of the foregoing consents are not obtained within such ten (10) day period, then at any time thereafter until such consents are obtained either party hereto may terminate this Sublease by written notice to the other party, whereupon, Sublandlord shall return the security deposit and any prepaid Rent (if previously delivered to Sublandlord by Subtenant) to Subtenant.

    16. DAMAGE AND DESTRUCTION. If the Subleased Premises are damaged by any peril and the Amdahl Sublease is not terminated, then as soon thereafter as is reasonably practicable, Sublandlord shall furnish Subtenant with a reasonable estimate as to when the restoration work required to repair the Subleased Premises may be completed; Sublandlord shall use reasonable efforts to deliver the estimate to Subtenant within (30) days of the occurrence of the damage. Subtenant and Sublandlord shall each have the option to terminate this Sublease in the event that the following occurs, which option may be exercised by Sublandlord or Subtenant only by delivery to the other party of a written notice of election to terminate within fifteen (15) days after Subtenant receives from Sublandlord the estimate of the time needed to complete such restoration: the Subleased Premises are damaged by any peril and, in the reasonable opinion of Sublandlord's architect or construction consultant, the restoration of the Subleased Premises cannot be substantially completed within one hundred eighty (180) days after the date of such damage.
If this Sublease is not terminated pursuant to the foregoing provisions, then this Sublease shall remain in full force and effect; provided, however, that the Rent due hereunder shall be abated if and to the extent, but not in excess of the amount, that the "Rent" due under the Amdahl Sublease with respect to the Subleased Premises is abated pursuant to the terms thereof.

    17. NOTICES. All communications, notices and demands of any kind which either party may be required or desires to give to or serve upon the other party shall be in writing and personally delivered or sent by prepaid, U.S. registered or certified mail, with return receipt requested. All such notices shall be addressed to the parties as follows:

If to Sublandlord:

    At the Premises
    ATTN:  U.S. Controller

If to Subtenant:

    Prior to the Commencement Date:
    2041 Mission College Boulevard
    Suite 255
    Santa Clara, California  95054
    ATTN:  Paul Goldberg

    As of the Commencement Date:
    At the Subleased Premises
    ATTN: Paul Goldberg

Any notice sent by U.S. certified or registered mail as described above shall be deemed effective within three (3) days after the posted date of mailing and any notice given by personal delivery shall be deemed effective upon receipt or refusal to accept delivery. Either party may change its address by notifying the other party of a changed address in accordance with the provisions of this
Section 16.

    18. SUCCESSORS AND ASSIGNS. This Sublease shall be binding upon and, except to the extent limited hereinabove, shall inure to the benefit of the parties hereto and their respective successors and assigns.

    19. SURRENDER. Notwithstanding anything to the contrary in this Sublease, the Amdahl Sublease or the Sobrato Lease, Subtenant shall surrender possession of the Subleased Premises in the condition existing at the Commencement Date, except for the following: (i) ordinary wear and tear; (ii) acts of God, casualties, and condemnation; (iii) Hazardous Materials not placed on or about the Premises by Subtenant, its agents, employees, contractors or invitees; (iv) any Alterations (other than the Tenant Improvements) which Sublandlord states in writing may be surrendered at the termination of this Sublease and (v) the Tenant Improvements (subject to Section 20.1 hereof).

    20. LIMITATION ON SUBTENANT'S RECOURSE. Notwithstanding any other term or provision of this Sublease, (i) the liability of Sublandlord for its obligations under this Sublease is limited solely and exclusively to Sublandlord's interest in the Premises, and (ii) in no event shall personal liability at any time be asserted or enforceable against any other assets of Sublandlord or against Sublandlord's stockholders, officers, directors, principals, representatives or partners on account of any of Sublandlord's obligations or actions under this Sublease.

    21. TENANT IMPROVEMENTS. Provided that Subtenant obtains the prior written consent of both Amdahl and Sobrato, Subtenant may construct certain improvements ("Tenant Improvements") to the Subleased Premises which are described on that certain architectural drawing dated March 10, 1997, prepared by Pedley & Joy Architectural and described as Sheet A-2 (the "Drawing"). The final plans and specifications for the Tenant Improvements are subject to the prior approval of Sublandlord, which approval will not be unreasonably withheld or delayed provided that such final plans and drawings are consistent with and conform to the Drawing and represent the logical and reasonable evolution and development of the Drawing. The Tenant Improvements shall be constructed at Subtenant's sole cost and expense, in accordance with approved final plans and drawings, and in a good, safe and workmanlike manner using new materials and equipment of good quality, and in compliance with all applicable laws, rules, regulations and the provisions of the Master Leases. Subtenant shall coordinate in advance all of its construction activities with Sublandlord and shall not allow any of such activities unreasonably to disturb or interfere with Sublandlord's use of and operations in the Premises. Upon final payment by Subtenant for any work performed, materials furnished or obligations incurred by Subtenant in regard to the Tenant Improvements (and any subsequent alterations, additions or improvements made to the Subleased Premises by Subtenant), Subtenant shall utilize reasonable and good faith efforts to obtain from each contractor and supplier an Unconditional Waiver and Release Upon Final Payment (California Civil Code Section 3262(d)(4)). The foregoing approval by Sublandlord does not constitute consent to any additional alterations or improvements to the Subleased Premises by Subtenant, and Sublandlord reserves the right to approve or disapprove of any such additional alterations or improvements to the Subleased Premises by Subtenant as provided herein.

         21.1 RESTORATION. At any time within one (1) year after the date of the termination of this Sublease, Sublandlord may remove all or any portion of the Tenant Improvements and restore the Subleased Premises to their original condition, and Subtenant shall be responsible for fifty percent (50%) of the actual cost of any such removal and restoration work (the "Restoration Fee"); provided, however, that the Restoration Fee shall not exceed Twenty-Five Thousand Dollars ($25,000). Subtenant shall pay the Restoration Fee to Sublandlord within ten (10) days after Subtenant's receipt of written request by Sublandlord, together with the backup documentation reasonably supporting the actual costs incurred by Sublandlord. This Section
20.1 and the attorneys fee provisions incorporated by reference into this Sublease pursuant to Section 10 hereof shall survive the termination of this Sublease.

    22. BROKERAGE COMMISSIONS. Subtenant warrants for the benefit of Sublandlord that its sole contact with Sublessor or the Premises in connection with this transaction has been directly with Sublessor and Sublessor's Broker. Subtenant further warrants for the benefit of Sublandlord that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Subtenant with respect to the other party or the Subleased Premises. Subtenant shall indemnify, defend by counsel acceptable to Sublandlord and hold Sublandlord harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and court costs, resulting from any claim through Subtenant for a fee or commission by any broker or finder, other than any claims by Subtenant's Broker, in connection with the Subleased Premises and this Sublease.

    23. ENTIRE AGREEMENT. This Sublease together with the Master Leases contains the complete agreement of the parties hereto with respect to the subject matter hereof, and shall supersede all other agreements, oral or in writing, between the parties respecting said subject matter. This Sublease may be amended only by written instrument executed by Sublandlord, Subtenant, Amdahl and Sobrato.

    IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the date first set forth above.


    SUBLANDLORD:   INTEGRATED SILICON SOLUTION, INC.,

                   a Delaware corporation

                   By:  [ILLEGIBLE]
                        ------------------------------
                   Its: Exec V.P.
                        ------------------------------

    SUBTENANT:     ZORAN CORPORATION,

                   a Delaware corporation

                   By:  [ILLEGIBLE]
                        ------------------------------
                   Its: Vice President, Systems Solutions
                        ------------------------------

                                      ANNEX "1"

                                   Amdahl Sublease

                                  SUBLEASE AGREEMENT

I.  DEFINED TERMS

Base Rent:

   Months       Monthly
               Base Rent

     1-12
    13-24
    25-36
    37-48
    49-60
    61-72
    73-84
    85-96
   97-108
  109-120
  121-123


Broker:

              Sublessor's
              Broker:           Grubb & Ellis Company Commercial
                                Real Estate Services (Bruce M. Horton)
                                and Colliers Parrish International


              Sublessee's
              Broker:           MacMillan, Moore & Buchanan (Dave Gray)


Commencement
Date:         December 1, 1996


Effective
Date:         September 13, 1996.


Expiration
Date:         February 28, 2007.


                                          1.

Landlord:     Sobrato Interests II, a California general partnership


Master
Lease: That certain Lease dated October 30, 1986 between Landlord, as landlord, and Sublessor, as tenant.


Permitted
Uses: General office use, developing, assembling, operating and selling computers and computer parts, accessories, manuals and software and ancillary uses.


Premises:     That certain real property described in EXHIBIT A attached hereto, together with the approximately 93,600 square foot building (the "Building") thereon known as 2231 Lawson Lane in Santa Clara, California


Security
Deposit:      $135,720


Sublessee:    INTEGRATED SILICON SOLUTION, INC., a Delaware corporation


Sublessee's
Address:      prior to the Commencement Date:
              680 Almanor Avenue
              Sunnyvale, California  94086
              Attn:        Mr. Gary Fischer
                           Executive Vice President and
                           Chief Financial Officer
              Phone:  (408) 774-4612
              Fax:    (408) 749-1977

              as of the Commencement Date:
              2231 Lawson Lane
              Santa Clara, California 95054-3311
              Attn:  Mr. Gary L. Fischer
                     Executive Vice President and Chief
                    Financial Officer
              Phone:  (408) 774-4612
              Fax:  (408) 749-1977


                                          2.

Sublessor:    AMDAHL CORPORATION, a Delaware corporation


Sublessor's
Address:      1250 East Arques Avenue
              Mail Stop 110
              P.O. Box 3470
              Sunnyvale, California 94088-3470
              Attn: Director, Corporate Real Estate
              Phone:  (408) 746-6639
              Fax:  (408) 746-6100


Term:         One Hundred Twenty-Three (123) Months


Exhibits:     EXHIBIT A - Premises Legal Description
              EXHIBIT B - Master Lease
              EXHIBIT C - Work Letter
              EXHIBIT D - Permitted Hazardous Materials

Schedules:    SCHEDULE 1 - Electrical Equipment



                                         II.

         THIS SUBLEASE AGREEMENT ("Sublease") is entered as of the Effective Date by and between Sublessor and Sublessee.

         THE PARTIES ENTER this Sublease on the basis of the following facts, understandings and intentions:

         A. Sublessor is presently a lessee of the Premises pursuant to the Master Lease by and between Landlord and Sublessor. A copy of the Master Lease, together with all exhibits and addenda thereto is attached hereto as EXHIBIT B.

         B. Sublessor desires to sublease the Premises to Sublessee and Sublessee desires to sublease the Premises from Sublessor on all of the terms, covenants and conditions hereinafter set forth.

         C. All of the terms and definitions in the Defined Terms section are incorporated herein by this reference.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:


                                          3.

         1.   SUBLEASE OF PREMISES.

              1.1 SUBLEASE. As of the Commencement Date, Sublessor shall sublease to Sublessee, and Sublessee shall sublease from Sublessor, the Premises for the Term upon all of the terms, covenants and conditions herein contained. In addition, Sublessor shall lease to Sublessee, and Sublessee shall lease from Sublessor, any and all permanent improvements ("Improvements") on the Premises constructed and/or owned by Sublessor, along with any and all mechanical and electrical equipment (the "Electrical Equipment") located in the Premises as of the Commencement Date of the Lease (which Electrical Equipment shall, in any event, include those items listed on SCHEDULE 1 attached hereto) upon all of the terms, covenants and conditions herein contained. As used herein, "Premises" shall include the Premises, Improvements and Equipment.

              1.2 DELAY IN DELIVERY OF PREMISES. If Sublessor, for any reason whatsoever, cannot deliver possession of the Premises to Sublessee on or before the Commencement Date, this Sublease shall not be void or voidable nor shall Sublessor be liable to Sublessee for any resulting loss or damage. However, Sublessee shall not be liable for any Rent and the Commencement Date shall not occur until the Premises are Substantially Complete (as defined in the Work Letter), except that if Sublessor's failure to Substantially Complete the Premises by the Commencement Date is attributable to any action or inaction by Sublessee (including without limitation any Sublessee Delay described in the Work Letter attached this Sublease), then the Commencement Date shall not be advanced to the date on which possession of the Premises is tendered to Sublessee, and Sublessor shall be entitled to full performance by Sublessee (including the payment of Rent) from the date the Premises would have been Substantially Complete but for such Sublessee Delays. Notwithstanding the foregoing, in the event that (a) Sublessee is not then in default under the terms of this Sublease beyond any applicable cure period,
(b) the Premises are not Substantially Complete on or before January 31, 1997, as such date may be extended for events of "Sublessee Delay" (as defined in the Work Letter) (the "Drop Dead Date"), then Sublessee, as its sole and exclusive remedy (except as provided for below), shall be entitled to terminate this Sublease by providing Sublessor with written notice thereof no later than February 15, 1997; provided that such written notice shall be null and void, and this Sublease shall continue to be in full force and effect, if Sublessor Substantially Completes the Premises within ten (10) business days of the date Sublessor receives such written notice from Sublessee. If Sublessee shall terminate this Sublease pursuant to this
Section 1.2 then Sublessor shall return the Security Deposit, any prepaid Rent and any other sums previously paid by Sublessee to Sublessor in connection with this Sublease, to Sublessee within twenty (20) days thereof and any and all

                                          4.

obligations, rights and liabilities of the parties hereto shall terminate and be forever null and void. Notwithstanding the foregoing, if the Premises are not Substantially Complete on the Drop Dead Date and Sublessee does not terminate this Sublease as provided for above, then interest will accrue from the date such amounts were delivered to Sublessor to the date the Premises are Substantially Complete at a rate equal to eight percent (8%) per annum on an amount equal to the sum of the first month's Base Rent, the Security Deposit and the Cash Payment (as defined in Section 5.a. of the Work Letter), and the Sublessee's obligation to pay the next installment of Base Rent coming due hereunder shall be credited by the amount of such interest. If Sublessee does terminate this Sublease based on the failure of Sublessor to deliver the Premises to Sublessee by the Drop Dead Date, Sublessor shall pay Sublessee interest on all sums previously paid by Sublessee to Sublessor in connection with the Sublease from the date delivered to Sublessor until the date Sublessor returns such previously paid sums to Sublessee with interest thereon as required hereunder.

              1.3 EARLY ENTRY. Notwithstanding anything to the contrary herein, provided that the written consent of Landlord to this Sublease has been received by Sublessor and Sublessee, Sublessee shall have the right to occupy the Premises five (5) business days prior to the Commencement Date for the purpose of installing furniture, cabling and personal property on the Premises and Sublessee's contractor shall be allowed to enter the Premises fifteen (15) business days prior to the Commencement Date for the purpose of installing data and telephone lines, provided that: (i) Sublessee's early entry shall not interfere with any of Sublessor's activities on the Premises during such period; (ii) Sublessee shall give Sublessor written notice of such entry at least five (5) days in advance; (iii) such entry on the Premises shall be of the terms of this Sublease, except that Sublessee shall not be required to pay any monthly Base Rent hereunder during any period of early entry if Sublessee is not conducting Sublessee's business on the Premises; (iv) during the last five (5) business days of early occupancy, Tenant shall arrange to have all utilities services, including but not limited to storm and sanitary sewer service, gas, electric, domestic and irrigation water and trash billed directly to Sublessee for payment or, at Landlord's option, reimburse Sublessor for the cost thereof (provided that, if Sublessor continues to occupy the Premises during the last five (5) business days prior to the Commencement Date, the cost of such utilities during such five (5) business day period shall be equitably proportioned between Sublessor and Sublessee, acting in good faith, in proportion to the proportionate use of such utilities between the parties); and (v) Sublessee shall provide Sublessor before such early entry with certificates of the insurance required of Sublessee pursuant to the terms of this Sublease.


                                          5.

         2.   CONDITION OF PREMISES.

              2.1 PHYSICAL CONDITION. As of the Effective Date, Sublessee acknowledges that Sublessee shall have conducted Sublessee's own investigation of the Premises and the physical condition thereof, including accessibility and location of utilities, improvements, existence of hazardous materials, including but not limited to asbestos, asbestos containing materials, polychlorinated biphenyls (PCB) and earthquake preparedness, which in Sublessee's judgment affect or influence Sublessee's use of the Premises and Sublessee's willingness to enter this Sublease. Sublessee recognizes that Sublessor would not sublease the Premises except on an "as is" basis and acknowledges that Sublessor has made no representations of any kind in connection with improvements or physical conditions on, or bearing on, the use of the Premises. Sublessee shall rely solely on Sublessee's own inspection and examination of such items and not on any representations of Sublessor, express or implied. Sublessee further recognizes and agrees that neither Sublessor nor Landlord shall be required to perform any work or construction, alteration or maintenance of or to the Premises, except as is provided for in this Sublease or in EXHIBIT C attached hereto. The foregoing is not intended to and shall not limit or affect any maintenance or repair or restoration obligations of Landlord under the Master Lease. Notwithstanding anything to the contrary herein, the cost of any repairs or replacements other than normal maintenance ("Special Repair Costs") necessary for the four (4) existing air conditioning units on the Premises shall be dealt with in the following manner: (i) any portion of such Special Repair Costs equal to or less than Thirty Thousand Dollars in any calendar year shall be the responsibility of Sublessee and shall be paid by Sublessee to Sublessor as additional rent at the next time Base Rent is due hereunder, and (ii) if any portion of Such Special Repair Costs exceeds Thirty Thousand Dollars ($30,000) in any calendar year, then Sublessee shall be responsible for the initial $30,000 and thereafter only for the portion of such excess cost equal to Sublessee's Share (as defined below), which amount shall be paid by Sublessee to Sublessor as additional rent at the next time Base Rent is due hereunder. The remaining portion of such excess cost shall be paid by Sublessor. "Sublessee's Share" shall be calculated by multiplying the portion of such Special Repair Costs in excess of Thirty Thousand Dollars ($30,000) by a fraction, the numerator of which is the number of months remaining in the Term of this Sublease at the time the Special Repair Cost is incurred and the denominator of which shall be 240.

              2.2 FURTHER INSPECTION. Sublessee represents and warrants to Sublessor that as of the Effective Date Sublessee shall examine and inspect all matters with respect to taxes, income and expense data, insurance costs, bonds, permissible uses, the Master Lease, zoning, covenants, conditions and


                                          6.

restrictions and all other matters which in Sublessee's judgment bear upon the value and suitability of the Premises for Sublessee's purposes. Sublessee has and will rely solely on Sublessee's own inspection and examination of such items and not on any representations of Sublessor, express or implied. Nothing in this Section 2.2 is meant to diminish in any way Sublessee's rights under the Work Letter to review the Sublessee Improvements (as defined in the Work Letter) and create a "punch list" of non-conforming items or the obligation of Sublessor to correct such non-conforming items.

         3.   SUBLEASE SUBJECT TO MASTER LEASE.

              3.1 INCLUSIONS. It is expressly understood, acknowledged and agreed by Sublessee that all of the other terms, conditions and covenants of this Sublease shall be those stated in the Master Lease except as excluded in
Section 3.b herein. Sublessee shall be subject to, bound by and comply with all of said Articles and Sections of the Master Lease with respect to the Premises and shall satisfy all applicable terms and conditions of the Master Lease relating to the Premises for the benefit of both Sublessor and Landlord, it being understood and agreed that wherever in the Master Lease the word "Tenant" appears, for the purposes of this Sublease, the word "Sublessee" shall be substituted, and wherever the word "Landlord" appears, for the purposes of this Sublease, the word "Sublessor" shall be substituted; and that upon the breach of any of said terms, conditions or covenants of the Master Lease by Sublessee or upon the failure of Sublessee to pay Rent (as hereinafter defined) or comply with any of the provisions of this Sublease, Sublessor may exercise any and all rights and remedies granted to Landlord by the Master Lease. In the event of any conflict between this Sublease and the Master Lease, the terms of this Sublease shall control between Sublessor and Sublessee. It is further understood and agreed that Sublessor has no duty or obligation to Sublessee under the aforesaid Articles and Sections of the Master Lease other than to perform the obligations of Sublessor as lessee under the Master Lease during the Term of this Sublease. Whenever the provisions of the Master Lease incorporated as provisions of this Sublease require the written consent of Landlord, said provisions shall be construed to require the written consent of both Landlord and Sublessor, except as expressly provided to the contrary herein. Sublessee hereby acknowledges that it has read and is familiar with all the terms of the Master Lease, and agrees that this Sublease is subordinate and subject to the Master Lease and that any termination thereof not due to a default by Sublessor thereunder shall likewise terminate this Sublease. The terms of the Work Letter attached hereto as EXHIBIT C are hereby incorporated herein by reference hereto.


                                          7.

              3.2 EXCLUSIONS. The terms and provisions of the following Sections and portions of the Master Lease are not incorporated into this
Sublease: the initial paragraphs entitled "Parties," "Grant," "Premises," "Use," "Term," "Late Charge," 1, the first sentence of Section 2 of the Master Lease, the last sentence of Section 3, the clause " ..., IN THE EVENT LANDLORD SHALL FAIL TO RESPOND WITHIN SUCH PERIOD, SUCH ALTERATIONS OR ADDITIONS WILL BE DEEMED TO HAVE BEEN CONSENTED TO BY LANDLORD" on the ninth, tenth and eleventh lines of Section 4, the second and the last sentence of
Section 4, the third sentence of the first paragraph of Section 6, Section 10, the second sentence of Section 12, 19, the second sentence of Section 20, 21, the fourth sentence of Section 22, 23, Section 25, 30, 31, 32, 33 and the fifth sentence of Section 35.

              3.3 TIME FOR NOTICE. The time limits provided for in the provisions of the Master Lease for the giving of notice, making of demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or shortening the same in each instance by five (5) days, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublessor or Sublessee, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublessor to perform any act, or to undertake to perform such act, or to correct any failure relating to the Premises or this Sublease, then Sublessee shall nevertheless be allowed three (3) business days to perform such act, undertake such act and/or correct such failure.

    4. LANDLORD'S OBLIGATIONS. It shall be the obligation of Landlord to (i) provide all services to be provided by Landlord under the terms of the Master Lease and (ii) to satisfy all obligations and covenants of Landlord made in the Master Lease. Sublessee acknowledges that Sublessor shall be under no obligation to provide any such services or satisfy any such obligations or covenants to the extent such obligations or covenants are not expressly assumed by Sublessor hereunder; provided, however, Sublessor, upon written request of Sublessee, shall diligently attempt to enforce all obligations of Landlord under the Master Lease. If, after receipt of written request from Sublessee, Sublessor shall fail or refuse to take action for the enforcement of Sublessor's rights against Landlord with respect to the portion of the Premises then occupied by Sublessee ("Action"), Sublessee shall have the right to take such Action in its own name and at Sublessee's own expense, and for that purpose and only to such extent, all of the rights of Sublessor as tenant under the Master Lease are hereby conferred upon and assigned to Sublessee, and Sublessee shall be subrogated to such rights to the extent that the same shall apply to the portion of the


                                          8.

Premises then occupied by Sublessee. If any Action against Landlord in Sublessee's name shall be barred by reason of lack of privity, nonassignability or otherwise, Sublessee may take such Action in Sublessor's name but at Sublessee's expense; provided that Sublessee has obtained the prior written consent of Sublessor, which consent shall not be unreasonably withheld; and provided, further, that Sublessee shall indemnify, protect, defend by counsel reasonably satisfactory to Sublessor and hold Sublessor harmless from and against any and all claims, demands, actions, suits, proceedings, liabilities, obligations, losses, damages, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) which Sublessor may incur or suffer by reason of such Action, except to the extent incurred or suffered by reason of Sublessor's negligent acts or omissions. Sublessor hereby agrees to perform its obligations as tenant under the Master Lease if and to the extent those obligations are not assumed by Sublessee pursuant to the terms of this Sublease. If a default by Landlord under the terms of the Master Lease, or any of the terms of the Master Lease (including but not limited to Section 20 thereof) shall result in the excuse of Sublessor from the performance of any of its obligations to be performed under the Master Lease or result in any reduction or abatement in the base rent or additional rent to be paid by Sublessor thereunder, then Sublessee shall be excused from the performance of a corresponding obligation and/or shall be entitled to a corresponding reduction in or abatement of the Rent to be paid by Sublessee hereunder. All provisions of the Master Lease incorporated into this Sublease which contain obligations or covenants of Landlord shall be deemed to have been expressly assumed by Sublessor and shall be obligations and covenants of Sublessor under this Sublease.

         5.   RENT.

              5.1 BASE RENT. Upon execution hereof, Sublessee shall deliver the first month's Base Rent to Sublessor, to be applied against Sublessee's first obligation to pay Base Rent hereunder. Sublessee shall pay to Sublessor the Base Rent in advance on the first day of each month of the Term, commencing on the Commencement Date without being invoiced by Sublessor. In the event the first day of the Term shall not be the first day of a calendar month or the last day of the Term is not the last day of the calendar month, the Base Rent shall be appropriately prorated based on a thirty (30) day month. All installments of Base Rent shall be delivered to Sublessor's Address, or at such other place as may be designated in writing from time to time by Sublessor, in lawful money of the United States and without deduction or offset for any cause whatsoever.

              5.2 NET RENTAL. Sublessee shall be responsible for Sublessee's Share of all costs and expenses of every kind and nature which may be imposed, at any time, on Sublessor pursuant



                                          9.

to the Master Lease (except for Base Rent, as defined in the Master Lease) including, but not limited to, additional rent, operating costs, and tax costs, all as defined in the Master Lease ", but excluding any late payment charges or other costs, expenses or liabilities which Sublessor incurs under the Master Lease (i) as a result of Sublessor's breach of, or default under, the Master Lease or Sublessor's failure to perform its obligations under the Master Lease in a timely manner or (ii) which arise as a result of or in connection with Sublessor's indemnifications given under the Master Lease or Sublessor's obligation to pay attorneys' fees under the Master Lease or (iii) which are caused by or arise from the negligence or misconduct of Sublessor or its employees, agents, contractors or invitees, except to the extent that such otherwise excluded costs and expenses identified in immediately preceding clauses (i), (ii) and (iii) are caused by Sublessee's breach of, or default under, this Sublease or Sublessee's failure to perform its obligations under this Sublease in a timely manner or the negligence or misconduct of Sublessee or its employees, agents, contractors or invitees." As hereinafter used, "Rent" shall include Base Rent and all additional charges to be paid by Sublessee pursuant to this Section 5.2

              5.3 LATE PAYMENT CHARGES AND INTEREST. Any payment of Rent or other amount from Sublessee to Sublessor in this Sublease which is not paid within ten (10) days of the date due shall accrue interest from the date due until the date paid at an annual rate of ten percent (10%) (the "Interest Rate"). If any installment of Rent is not paid promptly within ten (10) days of the first of the month, or the date such amount is otherwise due, Sublessee shall pay to Sublessor a late payment charge equal to five percent (5%) of the amount of such delinquent payment of Rent, in addition to the installment of Rent then owing. This Section 5 shall not relieve Sublessee of Sublessee's obligation to pay any amount owing hereunder at the time and in the manner provided.

         6. SECURITY DEPOSIT. Upon execution hereof, Sublessee shall deposit the Security Deposit with Sublessor. The Security Deposit shall secure Sublessee's obligations under this Sublease to pay Base Rent and other monetary amounts, to maintain the Premises and repair damages thereto, to surrender the Premises to Sublessor in clean condition and repair upon termination of this Sublease and to discharge Sublessee's other obligations hereunder. Sublessor may use and commingle the Security Deposit with other funds of Sublessor. If Sublessee fails to perform Sublessee's obligations hereunder, Sublessor may, but without any obligation to do so, apply all or any portion of the Security Deposit towards fulfillment of Sublessee's unperformed obligations. If Sublessor does so apply any portion of the Security Deposit, Sublessee's failure to remit to Sublessor a sufficient amount in cash to restore the Security


                                         10.

Deposit to the original amount within five (5) days after receipt of Sublessor's written demand to do so shall constitute an event of default. Upon termination of this Sublease, if Sublessee is not then in default beyond any applicable cure period in all of Sublessee's obligations hereunder, Sublessor shall return the entire Security Deposit to Sublessee; if Sublessee is in default of one or more provisions of the Sublease beyond any applicable cure period(s), then Sublessor shall return whatever amount remains of the Security Deposit after Sublessor applied all or a portion of the Security Deposit to cure such default(s), to Sublessee, in both cases, without payment of interest and in accordance with the terms of California Civil Code Section 1950.7 or any successor statute thereto.

         7. USE. The Premises is to be used for the Permitted Uses, and for no other purpose or business without the prior written consent of Sublessor. In no event shall the Premises be used for a purpose or use prohibited by the Master Lease.

         8. ALTERATIONS. Sublessee shall not make or suffer to be made any alterations, additions or improvements (collectively "Alterations") in, on, or to the Premises without the prior written consent of Sublessor which consent shall not be unreasonably withheld; provided, however, that Sublessor agrees not to withhold Sublessor's consent to any Alteration which has already been consented to in writing by Landlord. Sublessor will not respond to Sublessee's request for approval of an Alteration until Sublessor has sought and received Landlord's approval or disapproval of such Alteration (if Landlord's consent to such Alteration is required under the Master Lease). Notwithstanding the foregoing, Sublessee shall have the right, without need for the prior written consent of Sublessor, to make non-structural Alterations which do not affect the Building systems and cost less than Fifteen Thousand Dollars ($15,000) each to build and install, provided that such Alterations are otherwise installed in accordance with the terms of this Section 8. Any Alterations Sublessee is permitted to make shall be made by Sublessee at Sublessee's sole cost and expense, and Sublessee shall notify Sublessor at least five (5) business days in advance of the same so that Sublessor may post appropriate notices of nonresponsibility. Upon the expiration or sooner termination of this Sublease, Sublessee shall, at Sublessee's sole cost and expense, forthwith and with all due diligence, at Sublessee's sole cost and expense, repair and restore the Premises to their condition as of the Commencement Date of this Sublease, together with any Alterations which are not required to be removed by Sublessor pursuant to the terms of this Sublease, ordinary wear and tear, Hazardous Materials not caused by Sublessee, changes to the Premises due to Condemnation thereof and damage to the Premises by an act of God or casualty excepted. In addition, upon the expiration or earlier termination of this Sublease, to the extent only that: (i) Landlord has required the removal of an


                                         11.

Alteration and Landlord has the right under the Master Lease to require such removal or (ii) (a) Sublessor has exercised any right Sublessor may now or hereafter possess to reoccupy the Premises after the expiration or earlier termination of this Lease (and provided Sublessee with written evidence of a binding obligation to do so), and (b) Sublessor informed Sublessee in writing at the time consent for such Alteration was given or written notice thereof was received by Sublessor that removal of such Alteration would be required in the event of (a), then Sublessee shall, at Sublessee's sole expense, forthwith and with due diligence, remove any such Alteration from the Premises upon the expiration or earlier termination of this Sublease. Nothing in this Section 8 shall be deemed to require Sublessee to remove any Alterations which were made to the Premises by a party other than Sublessee or a Sublessee Party prior to the Commencement Date of this Sublease. Under no circumstances shall Sublessee be required to remove the improvements constructed and/or installed in the Premises pursuant to the Work Letter attached as EXHIBIT C attached hereto. Sublessor and Sublessee agree to cooperate with each other in good faith to minimize the costs of restoration of the Premises at the expiration or earlier termination of this Sublease.

         9.   DAMAGE AND DESTRUCTION.

              9.1 TERMINATION OF MASTER LEASE. If the Premises is damaged or destroyed and Landlord exercises any option it may have to terminate the Master Lease, this Sublease shall terminate as of the date of the termination of the Master Lease. If Sublessor has the option to terminate the Master Lease due to an event of damage or destruction to the Premises and Sublessee is not then in default (following Sublessor's notice to Sublessee and the expiration without cure of the applicable cure period provided for in Section 15 of the Master Lease, which has been incorporated herein) hereunder, then Sublessor shall promptly give Sublessee notice of such option and shall exercise such option only if so directed by Sublessee within ten (10) business days of receipt thereof, subject to the relevant provisions of the Master Lease; provided, however, that in the event that the Master Lease shall be terminable by Sublessor pursuant to its terms, yet Sublessee shall direct Sublessor to refrain from terminating the Master Lease, Sublessor shall nonetheless have the right to terminate the Master Lease and this Sublease and all of the obligations of Sublessor under both if Landlord has agreed in writing to (i) release Sublessor from all obligations and liabilities under the Master Lease; and (ii) continue this Sublease in full force and effect as a direct lease between Landlord and Sublessee upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof. If Landlord so consents, Sublessee shall (a) attorn to Landlord in connection with any such voluntary termination and shall execute an attornment agreement in such form as may



                                         12.

reasonably be requested by Landlord; provided, however, that the attornment agreement does not materially adversely affect the use by Sublessee of the Premises in accordance with the terms of this Sublease, materially increase Sublessee's obligations under this Sublease or materially decrease Sublessee's rights under this Sublease, and (b) release Sublessor from all obligations and liabilities under this Sublease arising from and after the termination of the Master Lease and Sublessor shall return to Sublessee the Security Deposit and any unearned amounts prepaid to Sublessor by Sublessee pursuant to this Sublease.

              9.2 CONTINUATION OF SUBLEASE. If the Master Lease is not terminated following any damage or destruction as provided above, this Sublease shall remain in full force and effect; provided, however, that the Rent due hereunder shall be abated to the extent and in proportion to the reduction in base rent and additional rent due under the Master Lease pursuant to the terms thereof. Sublessee shall be obligated to repair its Alterations to substantially the condition they were in prior to such damage or destruction, and Sublessor shall diligently enforce any obligation of Landlord to rebuild the Premises in accordance with the Master Lease.

         10.  EMINENT DOMAIN.

              10.1 TOTAL CONDEMNATION. If all of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or a quasi-public use or purpose ("Condemned" or "Condemnation"), this Sublease shall terminate as of the date of title vesting in such proceeding, and Rent shall be adjusted to the date of termination.

              10.2 PARTIAL CONDEMNATION. If any portion of the Premises is Condemned, and Landlord exercises any option to terminate the Master Lease, this Sublease shall automatically terminate as of the date of the termination of the Master Lease. If Sublessor has the option to terminate the Master Lease and Sublessee is not then in default (following Sublessor's notice to Sublessee and the expiration without cure of the applicable cure period provided for in Section 15 of the Master Lease, which has been incorporated herein) hereunder, Sublessor shall promptly give Sublessee notice of such option and shall exercise such option only if so directed by Sublessee within ten (10) business days of receipt thereof, subject to the relevant provisions of the Master Lease and further provided that such partial condemnation renders the Premises unusable for Sublessee's business, as reasonably determined by Sublessor and Sublessee. Sublessor and Sublessee agree to cooperate with each other to determine in good faith if the remaining portion of the Premises is suitable for the continued conduct of Sublessee's business therein. In the event that the Master Lease shall be terminable by Sublessor pursuant to its terms, yet Sublessee shall direct

                                         13.

Sublessor to refrain from terminating the Master Lease, Sublessor shall nonetheless have the right to terminate the Master Lease and this Sublease and all of the obligations of Sublessor under both if Landlord has agreed in writing to (i) release Sublessor from all obligations and liabilities under the Master Lease; and (ii) continue this Sublease in full force and effect as a direct lease between Landlord and Sublessee upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof.
If Landlord so consents, Sublessee shall (a) attorn to Landlord in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Landlord; provided, however, that the attornment agreement does not materially adversely affect the use by Sublessee of the Premises in accordance with the terms of this Sublease, materially increase Sublessee's obligations under this Sublease or materially decrease Sublessee's rights under this Sublease, and (b) release Sublessor from all obligations and liabilities under this Sublease arising from and after the termination of the Master Lease and return to Sublessee the Security Deposit and any unearned amounts prepaid to Sublessor by Sublessee pursuant to this Sublease. If this Sublease is not terminated following any such Condemnation, this Sublease shall remain in full force and effect and Sublessor shall diligently enforce any rights under the Master Lease to require Landlord to rebuild the Premises. Base Rent shall be equitably adjusted to take into account interference with Sublessee's ability to conduct its operations on the Premises as a result of the Premises being Condemned. Sublessee hereby waives the provisions of California Code of Civil Procedure Section 1265.130 permitting a court of law to terminate this Sublease.

              10.3 SUBLESSEE'S AWARD. Subject to the provisions of the Master Lease, Sublessee shall have the right to recover from the condemning authority, but not from Sublessor, such compensation as may be separately awarded to Sublessee in connection with Sublessee's trade fixtures, Alterations, and any reasonable structures and improvements created by Sublessee upon the Premises which Sublessee is entitled to remove upon the expiration of the Term hereof. Sublessee shall also be entitled to any and all expenses paid or to be paid by the condemnor for moving Sublessee's equipment, Alterations and furniture.

         11.  INSURANCE.

              11.1 ADDITIONAL INSUREDS. All insurance policies required to be carried by Sublessee, pursuant to the Master Lease, shall contain a provision whereby Sublessor and Landlord are each named as additional insureds under such policies.

              11.2 INSURANCE PROCEEDS. Whenever provisions in the Master Lease which have been incorporated into this Sublease


                                         14.

limit some obligation of Sublessor if Landlord would have insurance proceeds available, the term "Landlord" shall be deemed to refer to both Landlord and Sublessor, notwithstanding any provision to the contrary in this Sublease.

          11.3 WAIVER OF SUBROGATION. To the extent agreed to by Landlord in Landlord's consent to this Sublease, the waiver of subrogation provision incorporated into the Sublease by reference, which is set forth in the third grammatical paragraph of Section 6 of the Master Lease, commencing with the second sentence and continuing through the end of the third grammatical paragraph, shall supersede any conflicting provision in the Master Lease and/or this Sublease. Notwithstanding the foregoing, as between Sublessor and Sublessee such waiver of subrogation shall supersede any conflicting provision in the Master Lease and/or the Sublease EXCEPT in a circumstance in which Sublessor incurs loss, cost, expense or damage under the Master Lease because of the failure of the waiver of subrogation to supersede inconsistent provisions in the Master Lease. The waiver of subrogation that is contained in the Master Lease, as expanded hereunder, will run between the Landlord and the Sublessee, as well as between the Landlord and the Sublessor. Landlord, by its execution of the consent following this Sublease, specifically consents to the foregoing provision concerning the waiver of subrogation.

     12.  BROKERAGE COMMISSION.

          12.1 SUBLESSOR'S OBLIGATIONS. Sublessor shall pay a brokerage commission to Sublessor's Broker for Sublessee's subletting of the Premises as provided for in a separate agreement between Sublessor and Sublessor's Broker. Sublessor warrants for the benefit of Sublessee that its sole contact with Sublessee in connection with this transaction has been directly with Sublessee, Sublessor's Broker and Sublessee's Broker. Sublessor further warrants for the benefit of Sublessee that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Sublessor with respect to the other party or the Premises. Sublessor shall indemnify, defend by counsel acceptable to Sublessee and hold Sublessee harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and court costs, resulting from any claim through Sublessor for a fee or commission by any broker or finder, other than any claims by Sublessor's Broker, in connection with the Premises and this Sublease.

          12.2 SUBLESSEE'S REPRESENTATIONS AND WARRANTIES AND INDEMNITY. Sublessee warrants for the benefit of Sublessor that its sole contact with Sublessor or the Premises in connection with this transaction has been directly with Sublessor, Sublessor's Broker and Sublessee's Broker. Sublessee

                                      15.

further warrants for the benefit of Sublessor that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Sublessee with respect to the other party or the Premises. Sublessee shall indemnify, defend by counsel acceptable to Sublessor and hold Sublessor harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and court costs, resulting from any claim through Sublessee for a fee or commission by any broker or finder, other than any claims by Sublessee's Broker, in connection with the Premises and this Sublease.

     13. SUBLESSEE'S INDEMNITY. Except to the extent caused by the negligence or willful misconduct or breach of this Sublease or the Master Lease of Sublessor or Sublessor's Parties, Sublessee shall defend, indemnify and hold harmless Sublessor, its partners, employees, and agents, and Landlord, from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorney's fees, that Sublessor, its partners, employees and agents, and Landlord may suffer, incur or be liable for by reason of or arising out of or related to the breach by Sublessee of any of the duties, obligations, liabilities or covenants applicable to Sublessee hereunder. This indemnification shall survive termination of this Sublease.

     14. RIGHT TO CURE SUBLESSEE'S DEFAULTS. If Sublessee shall at any time fail to make any payment or perform any other obligation of Sublessee hereunder, then Sublessor shall have the right, but not the obligation, after the lesser of five (5) days' notice to Sublessee or the time within which Landlord may act on Sublessor's behalf under the Master Lease, or without notice to Sublessee in the case of any emergency, and without waiving or releasing Sublessee from any obligations of Sublessee hereunder, to make such payment or perform such other obligation of Sublessee in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys and other professionals, and incur and pay attorneys' fees and other costs reasonably required in connection therewith. Sublessee shall pay to Sublessor upon demand all sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at the Interest Rate.

     15.  HAZARDOUS MATERIALS.

          15.1  DEFINITIONS.

               (a) "HAZARDOUS MATERIALS". As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof which is or may be hazardous to human

                                      16.

health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls
(PCBs) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects.

               (b) ENVIRONMENTAL LAWS. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Sublessee or the Premises.

          15.2 SUBLESSEE'S COVENANT. Sublessee shall not cause, or allow any of Sublessee's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (collectively, "Sublessee's Parties") to cause any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. Notwithstanding the foregoing, Sublessee shall have the right, without need for consent from Sublessor, to use on the Premises the types of Hazardous Materials described in EXHIBIT D attached hereto or as hereafter consented to by Sublessor, pursuant to the terms of this Section 15.2 ("Permitted Hazardous Materials"), provided that:
(i) no Permitted Hazardous Materials shall be used on the Premises in amounts in excess of the quantity thereof described in EXHIBIT D attached hereto,
(ii) all such Permitted Hazardous Materials shall be used in compliance with all applicable Environmental Laws and in compliance with all of the terms of this Sublease (except for the need for Sublessee's consent thereto), (iii) such Permitted Hazardous Materials shall be used in a self-contained, state-of-the-art enclosed system and (iv) to the extent Sublessee wishes to use Hazardous Materials on the Premises other than the Permitted Hazardous Materials or wishes to use Permitted Hazardous Materials in quantities in excess of the amounts thereof described in EXHIBIT D, all such uses shall require the prior written consent of Sublessor, which consent shall not be unreasonably withheld if such Permitted Hazardous Materials are incidental to the conduct of Sublessee's customary activities on the Premises. Sublessee and Sublessee's Parties shall comply


                                      17.

with all (to the extent Sublessee has actual knowledge of such presence) Environmental Laws with respect to Hazardous Materials brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises by Sublessee or Sublessee's Parties and promptly notify Sublessor of the presence of any Hazardous Materials, other than Permitted Hazardous Materials or office and janitorial supplies as permitted above, on the Premises or any violation (to the extent Sublessee has actual knowledge of such violation) of any Environmental Law. Sublessor shall have the right to inspect the Premises and to conduct tests and investigations to determine whether Sublessee is in compliance with the foregoing provisions provided that in each instance: (i) Sublessor gives Sublessee prior written notice of such inspection at least seventy-two (72) hours in advance, (except in cases of emergency, in which case no notice shall be necessary) and (ii) Sublessor and Sublessor's agents, contractors and representatives conduct such investigation in a manner reasonably designed to limit interference to Sublessee and Sublessee's use of the Premises. If such tests indicate the presence of any environmental condition caused by Sublessee or Sublessee's Parties, Sublessee shall reimburse Sublessor for the cost of conducting such tests. The phrase "environmental condition" shall mean any adverse condition relating to any Hazardous Materials or the environment, including surface water, groundwater, drinking water supply, land, surface or subsurface strata or the ambient air and includes air, land and water pollutants, noise, vibration, light and odors. In the event that Sublessee or Sublessee's Parties have caused Hazardous Materials to be released, stored, disposed of or introduced to the Premises in a manner or in amounts in violation of Environmental Laws, Sublessee shall promptly take any and all steps necessary to rectify the same or shall, at Sublessee's election, reimburse Sublessor, upon demand, for the cost to Sublessor of performing rectifying work. In the event that Sublessee shall elect to rectify such violation of Environmental Law but fail to commence to do so within the time periods required by relevant governmental authorities or within a time period specified by Sublessor, in Sublessor's reasonable discretion, Sublessor shall have the right to perform such rectifying work, and Sublessee shall reimburse Sublessor for the cost thereof upon demand therefor. Nothing in this Section 15.2 shall be deemed to create a liability for or an obligation of Sublessee to remediate Hazardous Materials released or stored on the Premises prior to the Commencement Date or at any time by parties other than Sublessee or Sublessee's Parties.

          15.3 SUBLESSEE'S INDEMNIFICATION. Sublessee shall indemnify, protect, defend (by counsel reasonably acceptable to Sublessor) and hold harmless Sublessor and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their respective successors and assigns from and against any and all claims, judgements, causes of action,

                                      18.

damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with Hazardous Materials caused to be present on, under or about the Premises by Sublessee or Sublessee's Parties. This indemnity shall include the cost of any required or necessary repair, cleanup or detoxification, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Sublease. Neither the written consent by Sublessor to the presence of Hazardous Materials on, under or about the Premises nor the strict compliance by Sublessee with all Environmental Laws shall excuse Sublessee from Sublessee's obligation of indemnification pursuant hereto. Sublessee's obligations pursuant to the foregoing indemnity shall survive the termination of this Sublease.

          15.4 SUBLESSOR'S INDEMNIFICATION. Sublessor shall indemnify, protect, defend (by counsel reasonably acceptable to Sublessee) and hold harmless Sublessee and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their respective successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with the presence of Hazardous Materials on, under or about the Premises or other properties as a result (directly or indirectly) of Sublessor's and/or Sublessor's Parties' activities in connection with the Premises. This indemnity shall include the cost of any required or necessary repair, cleanup or detoxification, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Sublease. Neither the written consent by Sublessee to the presence of Hazardous Materials on, under or about the Premises nor the strict compliance by Sublessor with all Environmental Laws shall excuse Sublessor from Sublessor's obligation of indemnification pursuant hereto. Sublessor's obligations pursuant to the foregoing indemnity shall survive the termination of this Sublease.

     16. COVENANT OF QUIET ENJOYMENT. Subject to the termination of this Sublease due to a termination of the Master Lease for reasons other than a default by Sublessor as the tenant thereunder, Sublessee shall have, hold and enjoy the Premises, subject to the terms and conditions of this Sublease, provided that Sublessee pays all rent imposed hereunder and otherwise performs all of Sublessee's covenants and agreements contained herein. The obligations of Sublessor under this Section 16 are conditioned on the receipt by Sublessor and Sublessee of the prior written consent of Landlord to this Sublease and the terms and conditions thereof.

                                      19.

     17.  MISCELLANEOUS.

          17.1 SUBLESSOR'S REPRESENTATIONS AND WARRANTIES. To the best of Sublessor's knowledge, Sublessor represents and warrants that the Master Lease is in full force and effect, and there exists under the Master Lease no default or event of default by either Landlord or Sublessor, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default. Sublessor further represents and warrants that the copy of the Master Lease attached to this Sublease as EXHIBIT B is a true and complete copy of the Master Lease and that there are no addenda, amendments, exhibits or modifications to the Master Lease except which are attached hereto as part of EXHIBIT B. As used herein, "the best of Sublessor's knowledge" shall mean the actual knowledge of Jonathan Anderson as of the Effective Date, without the obligation to perform any research, investigation, due diligence or inquiry whatsoever.

          17.2 COVENANTS OF SUBLESSOR. Sublessor shall not amend, terminate (except as provided for in Sections 9 and 10 hereof) or explicitly waive in writing any provisions under the Master Lease without receiving the prior written consent of Sublessee, which consent shall not be unreasonably withheld or delayed.

          17.3 NOTICES. Any notice or report required or desired to be given regarding this Sublease shall be in writing, may be given (i) by personal delivery, (ii) by facsimile, (iii) by courier service or (iv) by certified mail, return receipt requested. Any notice or report addressed to Sublessor or Sublessee at the address set forth for each in Article I of this Sublease shall be deemed to have been given (i) when delivered, if given by personal delivery, (ii) instantaneously upon confirmation of receipt of facsimile, (iii) on the business day following deposit, cost prepaid, with Federal Express or similar private carrier, (iv) on the date the U.S. Post Office certifies delivery or refusal of delivery if such notice or report was deposited in the United States mail, certified, postage prepaid, and (v) in all other cases when actually received. Either party may change its address by giving notice of the same in accordance with this Section 17.3. The term "business day" shall mean a day on which the carrier used (Federal Express or other private carrier, or the U.S. Postal Service, as applicable) delivers, whether by special request or in the ordinary course of operations.

          17.4 ENTIRE AGREEMENT. This Sublease contains all of the covenants, conditions and agreements between the parties concerning the Premises, and shall supersede all prior correspondence, agreements and understandings concerning the Premises, both oral and written. No addition or modification of

                                      20.

any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Sublessor and Sublessee.

          17.5 CAPTIONS. All captions and headings in this Sublease are for the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

          17.6 LANDLORD'S CONSENT. This Sublease is conditioned upon Landlord's written approval of this Sublease within thirty (30) days after the Effective Date. If Landlord refuses to consent to this Sublease, or if the thirty (30) day consent period expires, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Premises; provided Sublessor shall return the Deposit, any prepaid Rent and any other sums previously paid by Sublessee to Sublessor in connection with this Sublease, if previously delivered to Sublessor, to Sublessee.

          17.7 AUTHORITY. Each person executing this Sublease on behalf of a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

          17.8 ATTORNEY'S FEES. In the event either party shall bring any action or proceeding for damages or for an alleged breach of any provision of this Sublease to recover rents, or to enforce, protect or establish any right or remedy hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs as part of such action or proceeding.

          17.9 SUBLESSOR'S RIGHT TO MATCH BIDS FOR, AND PERFORM, PROPERTY MANAGEMENT SERVICES. On or before November 1, 1996, Sublessee shall solicit bids (the "Property management Bids") from up to three (3) property management companies reasonably satisfactory to Sublessor for the performance of the property management and repair obligations of Sublessee (the "Management Obligations") during the Term of this Sublease. Sublessee shall promptly submit all of the Property Management Bids, together with written notice of Sublessee's proposed winning bid (the "Winning Bid") to Sublessor upon Sublessee's receipt thereof. Within five (5) business days after receipt of the Property Management Bids, Sublessor shall, at Sublessor's sole discretion, either (i) approve Sublessee's use of the property management company submitting the Winning Bid for the performance of the Management Obligations, which consent shall not be unreasonably withheld, or (ii) elect instead to perform the Property Management Obligations itself (or through a subsidiary of Sublessor, Amdahl Corporate Facilities) throughout the Term of the Sublease on the terms and conditions of the Winning Bid. Should Sublessor elect option (i) above, Sublessee shall provide Sublessor with a fully-executed copy of the

                                      21.

management agreement entered into with the entity submitting the Winning Bid promptly upon execution thereof. If Sublessor shall select option (ii) above, Sublessor and Sublessee shall promptly enter into an agreement upon terms reasonably satisfactory to both parties (including without limitation a provision that Sublessee may terminate such agreement upon thirty (30) days' written notice if Sublessor or Amdahl Corporate Facilities, as relevant, fails to perform such Property Management Obligations in a manner reasonably acceptable (at, or above the facility maintenance industry average) to Sublessee) whereby Sublessor shall perform the Property Management Obligations for Sublessee throughout the Term of this Sublease.

        17.10 ASSIGNMENT OF RIGHTS. Sublessor hereby assigns to Sublessee, without representation or warranty, all warranties given and indemnities made by Landlord to Sublessor under the Master Lease which would reduce Sublessee's obligations hereunder, to the extent such warranties and indemnities are assignable.

        17.11 CONSENTS. Whenever the consent of either Sublessor or Sublessee is required under the terms of this Sublease, such consent shall not be unreasonably withheld or delayed unless expressly provided to the contrary herein.

        17.12 EXHIBITS. All exhibits attached hereto are incorporated herein and made a part hereof.

    IN WITNESS WHEREOF, the parties hereto have executed one (1) or more copies of this Sublease, dated as of the Effective Date.


                                    "Sublessor"


                                     AMDAHL CORPORATION, a Delaware
                                     corporation

                                     By:  /s/ Edward S. Hartford
                                        ---------------------------------
                                     Name: Edward S. Hartford
                                     Title: Vice President,
                                            Corporate Facilities








                                       22.

                                    "Sublessee"


                                     INTEGRATED SILICON SOLUTION, INC.,
                                     a Delaware corporation

                                     By:  /s/ Gary L. Fischer
                                        ---------------------------------
                                     Name: Gary L. Fischer
                                     Title: Executive Vice President and
                                            Chief Financial Officer




                                     By:
                                         --------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                            -----------------------------










                                     23.

                                "Exhibit A"

LEGAL DESCRIPTION;

All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:
-----------

PARCEL 3, as shown upon that certain Parcel Map recorded April 13, 1979 in Book 439 of Maps, at pages 17 and 18.

PARCEL TWO:
-----------

That certain ingress and egress Easement No. 3 (appurtenant to Parcel 3) situate in the Southerly common corner of Parcels 1 and 3 as said Easement and Parcels are shown on that certain Parcel Map recorded April 13, 1979 in Book 439 of Maps, pages 17 and 18.

                                   [Letterhead]


   PARTIES: THIS LEASE, is entered into this 30th day of OCTOBER, 1986, between SOBRATO INTERESTS II, a California General Partnership, and AMDAHL CORPORATION, a Delaware Corporation, hereinafter called respectively Landlord and Tenant.

   GRANT: Landlord hereby leases to Tenant, and Tenant hires from Landlord THAT CERTAIN TRACT OF REAL PROPERTY, ALL APPURTENANCES THERETO, AND THE APPROXIMATELY 93,600 SQUARE FOOT OFFICE BUILDING LOCATED THEREON ("BUILDING"), situated in the City of Santa Clara, County of Santa Clara, State of California, and more particularly described as follows, to wit:

   PREMISES:  That real property commonly known and designated as 2231
Lawson Lane, CITY OF SANTA CLARA, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, APN NO. 224-44-018, ALL APPURTENANCES THERETO AND ALL IMPROVEMENTS LOCATED THEREON, INCLUDING THE BUILDING (ALL OF THE FOREGOING BEING HEREINAFTER REFERRED TO AS THE "PREMISES").

    USE: Tenant shall use the Premises only for the following purposes and shall not change the use of the Premises without the prior written consent of Landlord, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD: GENERAL OFFICE USE, DEVELOPING, ASSEMBLING, OPERATING, AND SELLING COMPUTERS AND COMPUTER PARTS, ACCESSORIES, MANUALS AND SOFTWARE AND ANCILLARY USES.

    TERM: The term shall be for TWO HUNDRED FORTY FOUR (244) months, commencing on the 1ST day of NOVEMBER, 1986, (HEREINAFTER CALLED THE "COMMENCEMENT DATE"), and ending on the 28th day of FEBRUARY, 2007, at the total rent or sum of NINETEEN MILLION EIGHT HUNDRED TWENTY-FOUR THOUSAND FOUR HUNDRED EIGHTY ($19,824,480.00) DOLLARS, payable in monthly installments COMMENCING MARCH 1, 1987 of:

March 1, 1987 - February 28, 1994 @  $56,160.00/month - $4,717,440.00
March 1, 1994 - February 28, 1998 @  $74,880.00/month - $3,594,240.00
March 1, 1998 - February 28, 2002 @  $93,600.00/month - $4,492,800.00
March 1, 2002 - February 28, 2007 @ $117,000.00/month - $7,020,000.00
                                                       --------------
                                                       $19,824,480.00

   due on or before the first day of each calendar month during the term hereof. Said rental shall be paid in lawful money of the United States of America, without offset or deduction, and shall be paid to Landlord at THE ADDRESS SPECIFIED FOR NOTICES TO LANDLORD IN ARTICLE 19 OF THIS LEASE, OR SUCH PLACE OR PLACES AS MAY BE DESIGNATED FROM TIME TO TIME BY LANDLORD PURSUANT TO SUCH ARTICLE. Rent for any period less than a calendar month shall be a pro rata portion of the monthly installment.

                              EXHIBIT B


    LATE CHARGES: Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, administrative, processing, accounting charges, and late charges, which may be imposed on Landlord by the terms of any contract, revolving credit, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after RECEIPT BY TENANT OF WRITTEN NOTICE FROM LANDLORD OF THE FAILURE TO PAY SUCH AMOUNT WHEN DUE. Tenant shall pay to Landlord a late charge equal to five (5%) percent of such overdue amount which shall be due and payable with the payment then delinquent. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge WITHOUT RECEIPT OF ACCRUED RENT by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     IT IS FURTHER MUTUALLY AGREED BETWEEN THE PARTIES AS FOLLOWS:

     1. POSSESSION: If Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to Tenant at the commencement of the said term FOR PURPOSES OF ALLOWING TENANT TO BEGIN AND COMPLETE CONSTRUCTION OF THE ALTERATIONS TO THE PREMISES, as hereinbefore specified, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession. The above is however, subject to the provision that the period of delay of delivery of the Premises shall not exceed SEVEN (7) days from the commencement date herein. If the period of delay of delivery exceeds the foregoing, Tenant, at his or its option, may cancel this Lease and declare it null and void.

     2. ACCEPTANCE OF PREMISES AND COVENANTS TO SURRENDER: By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Building and the other improvements in their present condition. The Tenant agrees on the last day of the term hereof, or on the sooner termination of this Lease, to surrender the Premises unto Landlord in good condition and repair, EXCEPT FOR (1)
REASONABLE WEAR AND TEAR; (2) DAMAGE COVERED BY LANDLORD'S INSURANCE, IF ANY, ON THE BUILDING OR PREMISES; (3) DAMAGE CAUSED BY ANY DEFECT IN THE DESIGN, CONSTRUCTION OR MATERIALS OF THE BUILDING WHICH DESIGN, WORK OR MATERIALS
WERE NOT SUPPLIED BY TENANT; (4) DAMAGE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY OF ITS AGENTS,
EMPLOYEES, INVITEES OR LICENSEES. "Good condition" shall mean that the interior walls of all office and warehouse areas, the floors of all office and warehouse areas, all suspended ceilings and any carpeting will be cleaned. TENANT MAY, AT ITS OPTION, REMOVE ANY ALTERATIONS, IMPROVEMENTS AND ADDITIONS MADE OR PAID FOR BY TENANT WHICH ARE NOT PERMANENTLY ATTACHED TO THE BUILDING OR PREMISES AND LANDLORD MAY NOT REQUIRE TENANT TO SURRENDER ANY SUCH ALTERATIONS, ADDITIONS OR IMPROVEMENTS, WHICH ARE NOT PERMANENTLY ATTACHED, NOR MAY LANDLORD REQUIRE TENANT TO REMOVE

                              EXHIBIT B


ANY SUCH ALTERATIONS, IMPROVEMENTS OR ADDITIONS, WHETHER PERMANENTLY ATTACHED OR NOT. TENANT MAY REMOVE ANY SUCH ALTERATIONS, IMPROVEMENTS OR ADDITIONS WHICH ARE NOT PERMANENTLY ATTACHED AT ANY TIME PRIOR TO THE EXPIRATION OF THE TERM OF THIS LEASE, PROVIDED TENANT REPAIRS ANY DAMAGE CAUSED BY SUCH REMOVAL. Tenant on or before the end of the term or sooner termination of this Lease, shall remove all his or its personal property and trade fixtures from the Premises; and all property not so removed shall be deemed to be abandoned by Tenant. If the Premises are not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.


     3. USES PROHIBITED: Tenant shall not commit, or suffer to be committed, any waste upon the said Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant OF LANDLORD'S IN ANY BUILDINGS OWNED BY LANDLORD ADJACENT TO THE PREMISES or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the floor, walls, or ceiling which endanger the structure, or use any machinery or apparatus OTHER THAN NORMAL OFFICE EQUIPMENT, EQUIPMENT NECESSARY FOR THE OPERATION OF TENANT'S BUSINESS AS CONTEMPLATED HEREBY, OR EQUIPMENT NECESSARY TO COMPLETE THE CONSTRUCTION OF ALTERATIONS TO THE PREMISES WHICH HAVE BEEN APPROVED BY THE LANDLORD, which will in any manner vibrate or shake the Premises or the Building of which it is a part. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature or any waste materials, refuse, scrap or debris shall be stored upon or permitted to remain on any portion of the Premises VISIBLE outside of the Building proper. LANDLORD HEREBY WARRANTS AND ACKNOWLEDGES THAT TENANT'S PROPOSED USE OF THE PREMISES AS SET FORTH HEREIN WILL NOT BE IMPROPER, IMMORAL, UNLAWFUL, OR OBJECTIONABLE.

     4. ALTERATIONS AND ADDITIONS: Tenant shall not make, or suffer to be made, any alteration or addition to the said Premises, or any part thereof, without the written consent of Landlord first had and obtained, WHICH SHALL NOT BE UNREASONABLY WITHHELD AND SHALL BE based upon Tenant's delivering to Landlord the proposed architectural and structural plans on all such alterations: TENANT SHALL DELIVER SUCH PLANS TO LANDLORD AT LEAST TEN (10) DAYS PRIOR TO THE DATE UPON WHICH TENANT WISHES TO BEGIN SUCH WORK AND LANDLORD SHALL HAVE TEN (10) DAYS AFTER RECEIPT OF SAME TO APPROVE OR REJECT SUCH ALTERATIONS OR ADDITIONS, SUCH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD; IN THE EVENT LANDLORD SHALL FAIL TO RESPOND WITHIN SUCH PERIOD, SUCH ALTERATIONS OR ADDITIONS WILL BE DEEMED TO HAVE BEEN CONSENTED TO BY LANDLORD. IN ADDITION, TENANT SHALL NOT BE REQUIRED TO OBTAIN LANDLORD'S CONSENT TO ANY NONSTRUCTURAL ALTERATION COSTING LESS THAN $50,000.00. ANY ALTERATIONS, IMPROVEMENTS OR ADDITIONS MADE OR PAID FOR BY TENANT WHICH ARE NOT PERMANENTLY ATTACHED TO THE BUILDING SHALL REMAIN THE PROPERTY OF TENANT AND TENANT MAY REMOVE SUCH ALTERATIONS, IMPROVEMENTS OR ADDITIONS AT ANY TIME DURING THE TERM HEREOF, PROVIDED TENANT REPAIRS ANY DAMAGE CAUSED BY SUCH REMOVAL. Tenant agrees that he or it will not proceed to make such alterations or additions, after having obtained consent from Landlord to do so, until three (3) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment

                              EXHIBIT B


for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Landlord hereby consents to the tenant alterations to be made at Tenant's expense, prior to occupancy, attached hereto as Exhibit "A".

     5. MAINTENANCE OF PREMISES: Tenant shall, at ITS sole cost, keep and maintain said Premises and appurtenances and every part THEREOF, including but not limited to, glazing, sidewalks, parking areas, plumbing, electrical systems, and the interior of the Premises, in good and sanitary order, condition, and repair. LANDLORD SHALL MAINTAIN, AT ITS SOLE COST, THE STRUCTURE OF THE BUILDING INCLUDING THE EXTERIOR WALLS, FOUNDATION AND ROOF STRUCTURE. IN ADDITION, LANDLORD SHALL BE RESPONSIBLE FOR THE COST OF ANY REPLACEMENT OF THE ROOF MEMBRANE AND INSULATION IN ACCORDANCE WITH MANUFACTURER'S SPECIFICATIONS REQUIRED DURING THE LEASE TERM. Tenant shall pay the cost of all air-conditioning and heating equipment repairs or replacements which are excluded from existing equipment warranties. Tenant shall be responsible for the preventive maintenance of the membrane of the roof, which responsibility shall be deemed properly discharged if (i) Tenant contracts with a licensed roof contractor who is reasonably satisfactory to both Tenant and Landlord at Tenant's sole cost, to inspect the roof membrane no less often than every twelve months, commencing with the sixth (6th) month after the Commencement Date, and (ii) Tenant performs, at Tenant's sole cost, all REASONABLE preventive maintenance recommendations made by such contractor within a reasonable time after such recommendations are made. Such preventive maintenance might include acts such as clearing storm gutters and drains, removing debris from the roof membrane, trimming trees overhanging the roof membrane, applying coating materials to seal roof penetrations, repairing blisters, and other routine measures. The Tenant agrees to water, maintain and replace, when necessary, any shrubbery and landscaping provided by Landlord. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, TENANT'S DUTY TO KEEP, REPAIR AND MAINTAIN THE PREMISES AND SURRENDER THE SAME IN GOOD AND SANITARY ORDER, CONDITION AND REPAIR, ORDINARY WEAR AND TEAR AND DAMAGE BY CASUALTY EXCEPTED, SHALL NOT EXTEND TO THE FOLLOWING; (A) DAMAGE AND REPAIRS ATTRIBUTABLE TO DEFECTS IN THE DESIGN, WORKMANSHIP AND MATERIALS OF THE BUILDING AND NOT ATTRIBUTABLE TO ALTERATIONS AND ADDITIONS MADE BY TENANT;
(B) DAMAGE COVERED UNDER ANY INSURANCE POLICY CARRIED BY LANDLORD IN CONNECTION WITH THE BUILDING; AND (C) DAMAGE CAUSED IN WHILE OR PART BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY OF ITS AGENTS, EMPLOYEES, INVITEES OR LICENSEES.

     6. HAZARD INSURANCE: Tenant shall not use, or permit said Premises, or any part thereof, to be used, for any purpose other than that for which the said Premises are hereby leased; and no use shall be made or permitted to be made of the said Premises, nor acts done, which will cause or a cancellation of any insurance policy covering said Building, or any part thereof. Tenant shall, at his sole cost and expense, comply with any and all requirements, pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said Building and appurtenances. The Landlord agrees to purchase and keep in force ALL RISK insurance EXCLUDING EARTHQUAKE AND FLOOD covering the Premises in amounts not to exceed the actual REPLACEMENT value of said Premises as determined by Landlord's insurance company's appraisers. The Tenant agrees to pay to the Landlord as additional rent, on demand, the full cost of said insurance as evidenced by insurance billings to the Landlord. Payment shall

                              EXHIBIT B


be due to Landlord within ten (10) days after written invoice to Tenant. TENANT AGREES TO ADDITIONALLY REIMBURSE LANDLORD FOR THE COST OF EARTHQUAKE INSURANCE IN THE EVENT THE EARTHQUAKE PREMIUM IS LESS THAN FIFTY PERCENT (50%) OF THE TOTAL COST OF ALL RISK INSURANCE INCLUDING EARTHQUAKE.

     In addition, Tenant ACKNOWLEDGES THAT LANDLORD IS NOT PROVIDING INSURANCE FOR TENANT'S personal property, additions, alterations, and improvements and TENANT AGREES to obtain public liability insurance for occurrences within the Premises with minimum limits of coverage of $5,000,000.00 per occurrence of injury and $500,000.00 for property damage. Tenant shall name Landlord as an additional insured, shall deliver a copy of the policies and renewal certificates to Landlord. All such policies shall provide for thirty (30) days' prior written notice to Landlord of any cancellation or termination.

     It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the commencement and termination dates of this Lease. Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to the Landlord or the Tenant as the case may be, or to the Premises or its contents, and which may arise from any risk covered by their respective insurance policies, as set forth above. The parties shall obtain from their respective insurance companies a waiver of any right of subrogation which said insurance company may have against the Landlord or the Tenant, as the case may be. IF EITHER PARTY SHALL FAIL TO OBTAIN A WAIVER OF SUBROGATION AS REQUIRED HEREUNDER, SUCH PARTY SHALL INDEMNIFY, DEFEND AND SAVE THE OTHER PARTY HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, ACTIONS, SUITS, LOSSES, DAMAGES, COSTS, EXPENSES AND LIABILITIES ATTRIBUTABLE TO SUCH FAILURE.

     7. ABANDONMENT: IF Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

     8. FREE FROM LIENS: Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. NOTWITHSTANDING THE FOREGOING, TENANT SHALL HAVE THE RIGHT, AT ANY TIME AND AT ITS EXPENSE, TO CONTEST IN GOOD FAITH BY JUDICIAL PROCEEDINGS OR OTHERWISE, THE VALIDITY OF ANY SUCH LIEN OR CLAIM UPON FURNISHING TO THE TITLE INSURANCE COMPANY WHICH INSURES LANDLORD'S TITLE TO THE PREMISES, SUCH SECURITY OR INDEMNITY AS MAY BE REQUIRED TO INDUCE SUCH TITLE INSURANCE COMPANY TO ISSUE ITS TITLE INSURANCE COMMITMENTS INSURING AGAINST ALL SUCH CLAIMS OR LIENS, OR BY FURNISHING TO LANDLORD SUCH OTHER SECURITY WITH RESPECT TO SUCH LIENS OR CLAIMS WHICH MAY BE REASONABLY ACCEPTABLE TO LANDLORD.

     9. COMPLIANCE WITH GOVERNMENTAL REGULATIONS: Tenant shall, at ITS sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the said Premises, and shall faithfully observe in the use of the Premises all APPLICABLE Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgement of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Landlord and Tenant.

                                   EXHIBIT B

     10. TOXIC WASTE AND ENVIRONMENTAL DAMAGE: Without obtaining ten (10) days prior written consent of Landlord, Tenant shall not bring, allow, use or permit upon the Premises, or generate or create at or emit or dispose from the Premises any chemicals, toxic or hazardous gaseous, liquid or solid materials or waste, including without limitation, material or substance having characteristics of ignitability, corrosivity, reactivity, or extraction procedure toxicity or substances or materials which are listed on any of the Environmental Protection Agency's lists of hazardous wastes or which are identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code as the same may be amended from time to time. NOTWITHSTANDING THE FOREGOING, TENANT SHALL NOT BE REQUIRED TO OBTAIN LANDLORD'S CONSENT TO BRING UPON THE PREMISES AND USE ANY AND ALL OFFICE SUPPLIES AND EQUIPMENT, INCLUDING COMPUTERS, WHICH ARE USED IN THE ORDINARY COURSE OF ITS BUSINESS, OR ANY AND ALL MATERIALS WHICH ARE NECESSARY TO PERMIT TENANT TO CONSTRUCT THE IMPROVEMENTS AND ALTERATIONS CONTEMPLATED HEREBY. Tenant shall comply, at its sole cost, with all laws pertaining to, and shall indemnify and hold Landlord harmless from any claims, liabilities, costs or expenses incurred or suffered by Landlord arising from such bringing, allowing, using, permitting, generating, creating, or emitting or disposing of any such materials USED BY TENANT DURING TERM OF LEASE. Tenant's indemnification and hold harmless obligations include, without limitation,
(i) claims, liability, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, legal or equitable, brought by any private or public person under common law or under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERLA"), the Resource Conservation and Recovery Act of 1980 ("RCRA") or any other Federal, State, County or Municipal law, ordinance or regulation
(ii) claims, liabilities, costs or expenses pertaining to the cleanup or containment of wastes, the identification of the pollutants in the waste, the identification of scope of any environmental contamination, the removal of pollutants from soils, riverbeds or aquifers, the provision of an alternative public drinking water source, or the long term monitoring of ground water and surface waters, and (iii) all costs of defending such claims PROVIDED, THIS INDEMNITY AND HOLD HARMLESS OBLIGATION SHALL BE LIMITED TO CLAIMS ARISING DUE TO THE NEGLIGENCE OR FAULT OF TENANT. LANDLORD INDEMNIFIES AND HOLDS HARMLESS TENANT FROM HAZARDOUS WASTE AND TOXIC SUBSTANCES DUE TO CAUSES OCCURRING BEFORE THE DATE OF THE LEASE, AFTER SURRENDER OF THE PREMISES BY TENANT, AND DURING THE TERM OF THE LEASE IF CAUSED BY LANDLORD.

     11. INDEMNITY: Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise, and all other personal property in, upon or about said Premises and for injuries to persons in or about said Premises, from any cause arising at any time, and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by Tenant, or from the failure of Tenant to keep the Premises in good condition and repair, as herein provided. Further, in the event Landlord is made party to any litigation due to the acts or omission of Tenant, Tenant will indemnify and hold Landlord harmless from any such claim or liability including Landlord's costs and expenses and reasonable attorney's fees incurred in defending such claims. NOTWITHSTANDING THE FOREGOING, TENANT SHALL NOT

                                   EXHIBIT B

INDEMNIFY LANDLORD FOR ANY INJURY OR DAMAGE CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR LANDLORD'S AGENTS, EMPLOYEES, INVITEES OR LICENSEES, AND LANDLORD SHALL INDEMNIFY AND HOLD HARMLESS TENANT FROM ANY DAMAGE OR INJURY TO ANY PERSON, OR TO THE GOODS, WARES AND MERCHANDISE AND ALL PERSONAL PROPERTY OF ANY PERSON, ARISING FROM THE USE OF THE PREMISES BY LANDLORD OR FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR LANDLORD'S AGENTS, EMPLOYEES, INVITEES OR LICENSEES. FURTHER, IN THE EVENT TENANT IS MADE PARTY TO ANY LITIGATION DUE TO THE ACTS OR OMISSIONS OF LANDLORD, LANDLORD WILL INDEMNIFY AND HOLD TENANT HARMLESS FROM ANY SUCH CLAIM OR LIABILITY INCLUDING TENANT'S COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES INCURRED IN DEFENDING SUCH CLAIMS.

     12. ADVERTISEMENTS AND SIGNS: The Tenant will not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of the Landlord as to type, size, coloring and location, and such consent will not be unreasonably withheld. TENANT SHALL HAVE THE RIGHT, SUBJECT TO LANDLORD'S APPROVAL RIGHTS, TO PLACE AT LEAST ONE SIGN WITH
THE NAME "AMDAHL" ON IT, ON THE EXTERIOR OF THE BUILDING AND DRIVEWAY
MONUMENT SIGNS. Any sign so placed on the Premises shall be so placed upon the understanding and agreement that Tenant will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Tenant then Landlord may have same so removed at Tenant's expense.

     13. UTILITIES: Tenant shall pay directly to the providing utility all water, gas, heat, light, power, telephone and other utilities supplied to the Premises. TENANT SHALL HAVE THE RIGHT, AT ANY TIME, AND ITS EXPENSE, TO CONTEST IN GOOD FAITH BY JUDICIAL PROCEEDINGS OR OTHERWISE THE AMOUNT OF ANY BILL RECEIVED FROM ANY SUCH UTILITY IF IT DEEMS SAME EXCESSIVE, AND IN ANY SUCH EVENT TENANT SHALL NOT BE OBLIGATED TO PAY SUCH BILL UNTIL A FINAL JUDICIAL DETERMINATION OF SUCH CONTEST, BUT SHALL PROVIDE LANDLORD WITH SUCH SECURITY AS IT MAY REASONABLY REQUIRE.

     14. ATTORNEY'S FEES: In case suit should be brought for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party ITS REASONABLE ATTORNEYS' FEES AND COSTS INCURRED IN CONNECTION WITH SUCH SUIT.

     15. DEFAULT: The occurrence of any of the following shall constitute AN EVENT OF DEFAULT ("EVENT OF DEFAULT") of this Lease by Tenant: a) Any failure by Tenant to pay the rental or to make any other payment required to be made by Tenant hereunder WHEN DUE, WHERE SUCH FAILURE CONTINUES FOR TEN (10) DAYS AFTER RECEIPT BY TENANT OF WRITTEN NOTICE THEREOF FROM LANDLORD; (B) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty
(30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; d) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for

                                  EXHIBIT B

reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. The notice requirements set forth herein are in lieu of and not in addition to the notices required by California Code of Civil Procedure
Section 1161.

    15.(a) REMEDIES:    UPON THE OCCURRENCE OF AN EVENT OF DEFAULT BY THE
TENANT, WHICH DEFAULT REMAINS UNCURED AT THE EXPIRATION OF ANY APPLICABLE GRACE PERIOD, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant: a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus b) the worth at the time of award of the amount by which the unpaid rent WHICH would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, and e) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law. The term "rent", as used herein, shall be deemed to be and to mean the minimum monthly installments of rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease. As used in (a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of the discount rate of the Federal Reserve Bank of San Francisco plus five (5%) percent per annum. As used in
(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one (1%) percent.

    15.(B) RIGHT TO RE-ENTER:     UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT
BY TENANT, WHICH DEFAULT REMAINS UNCURED AT THE EXPIRATION OF ANY APPLICABLE GRACE PERIOD, Landlord shall also have the right TO TERMINATE THIS LEASE AND re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

    15.(c) ABANDONMENT:      IN the event that Landlord shall take possession
of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in paragraph 15.(a) above, then the provisions of California Civil Code Section 1951.4 shall apply and Landlord may from time to time, without terminating this

                                  EXHIBIT B

Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied; first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of REASONABLE COSTS of such reletting; third, to the payment of the cost of REASONABLE alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, REASONABLE costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

    15.(d) NO TERMINATION:   No re-entry or taking possession of the Premises
by Landlord pursuant to 15.(c) of this Article 15 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

    16.  SURRENDER OF LEASE:    The voluntary or other surrender of this
Lease by Tenant, or a mutual cancellation thereof, shall not automatically effect a merger. At the option of Landlord, Tenant's surrender may terminate all or any existing sublease or subtenancies, or may operate as an assignment to Landlord of any or all such subleases or subtenancies, thereby creating a direct Landlord-Tenant relationship between Landlord and any subtenants.

    17.  HABITUAL DEFAULT:      Notwithstanding anything to the contrary
contained in ARTICLE 15 HEREOF, the parties hereto agree that if the Tenant shall have defaulted in the performance of any (but not necessarily the same) term or condition of this Lease for three or more times during any twelve month period during the term hereof, then such conduct shall, at the election of the Landlord, represent a separate EVENT OF DEFAULT which cannot be cured by the Tenant. Tenant acknowledges that the purpose of this provision is to prevent repetitive defaults by the Tenant under the Lease, which work a hardship upon the Landlord, and deprive the Landlord of the timely performance by the Tenant hereunder.

    18.  TAXES:      Tenant shall be liable for all taxes levied against
personal property and trade or business fixtures LOCATED UPON THE PREMISES, and agrees to pay, as additional rental, all real estate taxes and special assessment installments levied on the Premises, WHICH TAXES ARE ASSESSED AGAINST THE PREMISES AND ALLOCABLE TO ANY PERIOD AFTER MARCH 1, 1987 AND PRIOR TO THE TERMINATION OF THIS LEASE and any substitute or additional charges which may be imposed during the Lease term including real estate tax increases due to a sale

                                  EXHIBIT B

or other transfer of the Premises as they appear on the City and County tax bills during the Lease term, and as they become due. It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the commencement and termination dates of this Lease. In any time during the term of this Lease a tax, excise on rents, business license tax, or any other tax, however described, is levied or assessed against Landlord, as a substitute or addition in whole or in part for taxes assessed or imposed on THE PREMISES OR BUILDING Tenant shall pay and discharge ITS prorata share of such tax or excise on rents or other tax before it becomes delinquent, except that this provision is not intended to cover net income taxes, inheritance, gift or estate tax imposed upon the Landlord. In the event that a tax is placed, levied, or assessed against Landlord and the taxing authority takes the position that the Tenant cannot pay and discharge ITS prorata share of such tax on behalf of the Landlord, then at the sole election of the Landlord, the Landlord may increase the rental charged hereunder by the exact amount of such tax. TENANT SHALL HAVE THE RIGHT, AT ANY TIME AND AT ITS EXPENSE, TO CONTEST IN GOOD FAITH BY JUDICIAL PROCEEDINGS OR OTHERWISE ANY REAL OR PERSONAL PROPERTY ASSESSMENT, VALUATION OR TAX DEEMED EXCESSIVE BY TENANT, AND, IF NECESSARY, TO DO SO IN THE NAME OF LANDLORD, AND IN SUCH EVENT TENANT SHALL NOT BE OBLIGATED TO PAY SUCH ASSESSMENT, VALUATION OR TAX UNTIL A FINAL JUDICIAL DETERMINATION OF SUCH CONTEST, BUT SHALL POST SUCH BONDS AS REQUIRED BY LAW TO PROTECT LANDLORD THROUGHOUT ANY SUCH CONTEST.

    19. NOTICES:   All notices given to Tenant may be given in writing
personally or by depositing the same in the United States mail, postage prepaid, and addressed to Tenant AS FOLLOWS: AMDAHL CORPORATION, 1250 E. ARQUES AVENUE, P.O. BOX 3470, SUNNYVALE, CALIFORNIA 94088-3470, ATTENTION:
MANAGER, CORPORATE REAL ESTATE. ALL NOTICES TO BE GIVEN TO THE LANDLORD HEREUNDER MAY BE GIVEN IN WRITING, PERSONALLY OR BY DEPOSITING THE NOTICE IN THE UNITED STATES MAIL, POSTAGE PREPAID, ADDRESSED TO THE LANDLORD AS
FOLLOWS: SOBRATO INTEREST II, 10600 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA 95014-2031, ATTENTION: JOHN SOBRATO, JR. EITHER LANDLORD OR TENANT MAY CHANGE ITS ADDRESS FOR NOTICES HEREUNDER BY GIVING THE OTHER PARTY WRITTEN NOTICE OF SUCH CHANGE OF ADDRESS IN THE MANNER PROVIDED FOR NOTICES HEREIN. All notices shall be deemed received UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) days after posting.

    20. ENTRY BY LANDLORD:   EXCEPT IN THE CASE OF EMERGENCY AND TO PROVIDE
THE SERVICES CALLED FOR IN THIS LEASE, LANDLORD AND ITS AGENTS AND EMPLOYEES SHALL NOT ENTER THE PREMISES EXCEPT AFTER GIVING TWENTY-FOUR (24) HOUR ADVANCE NOTICE TO TENANT. IF SUCH ENTRY MATERIALLY INTERFERES WITH TENANT'S USE AND ENJOYMENT OF THE PREMISES FOR MORE THAN FIVE (5) CONTINUOUS BUSINESS DAYS, TENANT SHALL HAVE THE RIGHT TO ABATE THE RENT OTHERWISE PAYABLE UNDER THIS LEASE; AND IF SUCH INTERFERENCE SHALL CONTINUE FOR MORE THAN NINETY (90) CONTINUOUS BUSINESS DAYS, TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE. TENANT shall permit Landlord and his agents, at any time within ninety
(90) days prior to the expiration of this Lease, to place upon said Premises any usual or ordinary "For Sale" or "to lease" signs and exhibit the Premises to prospective tenants at reasonable hours, AFTER GIVING REASONABLE ADVANCE NOTICE TO TENANT OF ITS INTENT TO EXHIBIT SAME.

    21. DESTRUCTION OF PREMISES: In the event of a partial destruction of the said Premises during the said term from any cause, Landlord shall forthwith repair the same, provided such repairs can be made within ninety
(90) days

                                  EXHIBIT B

under the laws and regulations of APPLICABLE State, Federal, County or Municipal authorities, but such partial destruction shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in the said Premises
AND PROVIDED FURTHER, THAT IF ANY SUCH PARTIAL DESTRUCTION OF THE PREMISES MATERIALLY INTERFERES WITH TENANT'S USE OR OCCUPANCY OF THE PREMISES AND SUCH DESTRUCTION IS NOT REPAIRED AND THE PREMISES RESTORED WITHIN NINETY (90) DAYS FROM THE DATE OF SUCH DESTRUCTION, TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE, AT ITS OPTION. If such repairs cannot be made in ninety (90) days, Landlord may, at its option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this paragraph provided, SUBJECT TO ANY RIGHT TENANT MAY HAVE TO TERMINATE THIS LEASE BECAUSE SUCH DAMAGE MATERIALLY INTERFERES WITH TENANT'S USE OR OCCUPANCY OF THE PREMISES. In the event that Landlord does not elect to make such repairs, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of Tenant OR LANDLORD. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Tenant. A total destruction of the Building in which the said Premises may be situated shall terminate this Lease. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding upon both Landlord and Tenant, who shall bear the cost of such arbitration equally between them. In all events Landlord shall not be required to restore additions, alterations or improvements made by Tenant or replace Tenant's fixtures of personal property. NOTWITHSTANDING ANYTHING TO THE CONTRARY
ABOVE, IN THE EVENT OF ANY PARTIAL OR TOTAL DESTRUCTION OF THE PREMISES,
WHICH DESTRUCTION IS A RESULT OF THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR LANDLORD'S AGENTS, CONTRACTORS OR EMPLOYEES, LANDLORD SHALL BE REQUIRED, AT TENANT'S OPTION, TO EITHER (i) REPAIR, REPLACE AND RESTORE TENANT'S IMPROVEMENTS, ALTERATIONS AND ADDITIONS TO THE PREMISES AND TENANT'S PERSONAL PROPERTY AND FIXTURES LOCATED THEREON, TO THE EXTENT DAMAGED OR DESTROYED, OR (ii) COMPENSATE TENANT FOR SUCH LOSSES, IN AN AMOUNT EQUAL TO
THE REPLACEMENT COST OF THE PERSONAL PROPERTY, FIXTURES, ALTERATIONS,
ADDITIONS OR IMPROVEMENTS SO DAMAGED.

    22. ASSIGNMENT OR SUBLEASE:   In the event Tenant should desire to assign
this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least TEN (10) days in advance of the date on which Tenant desires to make such assignment or sublet. The notice shall give the name and current address of the proposed assignee/subtenant, proposed use of the Premises, rental rate and current financial statement; Landlord shall be given additional information as reasonably required to determine whether it will consent to the proposed assignment or sublease upon request to Tenant. Landlord shall then have a period to TEN (10) days following receipt of such notice within which to notify Tenant in writing that landlord elects (i) to permit Tenant to assign or sublet such space to the named assignee/subtenant on the terms and conditions set forth in the notice,

                                  EXHIBIT B

or (ii) refuse consent. If Landlord should fail to notify Tenant in writing of such election within said 10-day period, Landlord shall be deemed to have elected option (i) above. Any rent or other consideration realized by Tenant under any such sublease and assignment in excess of the monthly rental installments payable hereunder, less reasonable subletting and assignment costs, shall be divided and paid SIXTY percent (60%) to Landlord and FORTY percent (40%) to Tenant. Tenant's obligation to pay over Landlord's portion of the consideration shall constitute an obligation for additional rent hereunder. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

    Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

    (a) In Landlord's reasonable judgement, the proposed assignee or subtenant is engaged in such a business, and the Premises, or the relevant part thereof, will be used in such a manner, the DOES NOT MATERIALLY VARY FROM the use expressly permitted under this Lease;

    (b) The proposed assignee or subtenant is a reputable company with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

    (c) The proposed sublease shall be in form reasonably satisfactory to Landlord;

    (d) Tenant shall reimburse Landlord on demand for REASONABLE costs that may be incurred by Landlord in connection with said assignment or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and legal costs incurred in connection with the granting of any requested consent; and

    (e) Tenant shall not have advertised or publicized in any way the availability of the Premises without prior notice to, and approval by, Landlord.

    Such sublease or assignment shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such sublease or assignment and the acceptance of rent or additional rent by Landlord from any subtenant or assignee, Tenant shall and will remain fully liable for the payment of the rent and additional rent due, and to become due, hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, assignee or any other person claiming under or through any subtenant, that shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant shall further indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable

                                  EXHIBIT B

attorney fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any real estate brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease. In the event of Tenant's default, Tenant hereby assigns all rents due from any assignment or subletting to Landlord as security for performance of its obligations under this Lease and Landlord may collect such rents except that Tenant may collect such rents unless a default occurs.

     Any assignment or transfer shall be made only if and shall not be effective until the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed, SUBJECT, HOWEVER, TO THE AGREEMENT OF LANDLORD THAT SUCH SUBTENANT OR ASSIGNEE SHALL AND MAY PEACEABLY AND QUIETLY HAVE, HOLD AND ENJOY THE PREMISES OR A PORTION THEREOF DURING THE TERM OF THE SUBLEASE WITHOUT ANY HINDERANCE FROM ANY PERSON WHOMSOEVER.

     The termination of this Lease due to Tenant's default shall not automatically terminate any assignment or sublease then in existence. At the election of Landlord, the assignee or subtenant shall attorn to Landlord and Landlord shall undertake the obligations of the Tenant under the sublease or assignment; provided the Landlord shall not be liable for prepaid rent, security deposits or other defaults of the Tenant to the subtenant or assignee.

     23. CONDEMNATION. If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu therof, and a part thereof remains which is susceptible of USE BY TENANT FOR THE PURPOSES CONTEMPLATED HEREUNDER, IN TENANT'S REASONABLE JUDGEMENT, this Lease shall as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event TENANT shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the Premises, or such part thereof be taken so that IN THE REASONABLE JUDGMENT OF TENANT, TENANT BELIEVES THAT SUCH TAKING SUBSTANTIALLY INTERFERES WITH ITS ABILITY TO USE THE PREMISES IN THE MANNER CONTEMPLATED HEREBY, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall go to the Landlord EXCEPT THAT TENANT SHALL HAVE THE RIGHT TO RECEIVE ANY AND ALL PROCEEDS, AWARDS, DAMAGES OR OTHER COMPENSATION SEPARATELY AWARDED IN CONNECTION WITH SUCH TAKING OR CONDEMNATION TO THE EXTENT THAT ANY SUCH PROCEEDS, AWARDS, DAMAGES OR OTHER COMPENSATION IS SEPARATELY AWARDED AS COMPENSATION FOR (i) ALTERATIONS, ADDITIONS AND IMPROVEMENTS TO THE PREMISES TO THE EXTENT PAID FOR BY TENANT,
(ii) ANY ALTERATIONS, ADDITIONS, IMPROVEMENTS OR REPLACEMENTS MADE BY OR AT THE EXPENSE OF TENANT, (iii) TENANT'S RELOCATION COSTS, (iv) LOSS OF TENANT'S GOODWILL, OR (v) ANY COMPENSATION PAYABLE TO TENANT BY REASON OF THE PAYMENT BY TENANT OR RENT IN EXCESS OF THE RENT PAYABLE BY TENANT UNDER THIS LEASE IN ORDER TO OBTAIN ALTERNATE SPACE. IN ANY EVENT TENANT SHALL HAVE THE RIGHT TO MAKE IT'S OWN CLAIM TO THE CONDEMING AUTHORITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IF THE

                                  EXHIBIT B

TEMPORARY USE OR OCCUPANCY OF ANY PART OF THE PREMISES SHALL BE TAKEN OR APPROPRIATED UNDER POWER OF EMINENT DOMAIN DURING THE TERM OF THIS LEASE, TENANT WILL HAVE THE RIGHT TO A PROPORTIONAL ABATEMENT OF THE RENT OTHERWISE PAYABLE UNDER THIS LEASE FOR THE PERIOD OF TIME DURING WHICH TENANT IS UNABLE TO USE OR ENJOY THE PREMISES; AND IF SUCH TEMPORARY APPROPRIATION OR TAKING MATERIALLY INTERFERES WITH TENANT'S USE AND ENJOYMENT OF THE PREMISES FOR NINETY (90) CONTINUOUS BUSINESS DAYS, TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE. TENANT SHALL HAVE THE RIGHT TO RECEIVE ANY CONDEMNATION AWARD OR PAYMENT IN LIEU THEREOF OR AWARD FOR DAMAGES PAID IN CONNECTION WITH ANY TEMPORARY APPROPRIATION TO THE SAME EXTENT AS PROVIDED ABOVE FOR A PERMANENT APPROPRIATION. Tenant hereby waives the provisions of California Code of Civil Procedures Section 1265.130.

     24. EFFECTS OF CONVEYANCE: The term "Landlord" as used in this Lease, means only the owner for the time being of the land and Building, containing the Premises, so that, in the event of any sale of said land or Building, or in the event of a master lease of the Building, the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of the Landlord hereunder, SO LONG AS THE TRANSFEREE FROM LANDLORD OF THE PREMISES OR THE BUILDING, WHETHER A MASTER TENANT OR A PURCHASER, EXPRESSLY ASSUMES ALL OF LANDLORD'S COVENANTS, OBLIGATIONS AND LIABILITIES UNDER THE LEASE. Landlord shall transfer and deliver Tenant's security deposit, to the purchaser at any such sale or the master tenant of the Building, and thereupon the Landlord shall be discharged from any further liability in reference thereto.

     25.  SUBORDINATION:      In the event Landlord notifies Tenant in writing,
this Lease shall be subordinate to any ground lease, deed of trust, or other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to renewals, modifications, replacements and extensions thereof. Tenant agrees to promptly execute any documents which may be required to effectuate such subordination SUBJECT TO THE AGREEMENT OF LANDLORD'S TRANSFEREE, WHETHER A BENEFICIARY UNDER A DEED OF TRUST, A GROUND LESSEE, OR OTHERWISE, THAT TENANT SHALL AND MAY PEACEABLY AND QUIETLY HAVE, HOLD AND ENJOY THE PREMISES DURING THE TERM OF THIS LEASE WITHOUT ANY HINDRANCE FROM ANY PERSON WHOMSOEVER. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease. At the request of any lender, Tenant agrees to execute and deliver any reasonable modifications of this Lease which do not materially adversely affect the leasehold or Tenant's rights hereunder.

     26.  WAIVER:   The waiver by Landlord of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                                    EXHIBIT B

     27. HOLDING OVER: Any holding over after the termination or expiration of the said term, shall be construed to be a hold over tenancy and Tenant shall pay rent to Landlord at a rate equal to two (2) times the monthly rental installment due in the month preceding the termination or expiration of the Lease and shall otherwise be on the terms and conditions herein specified, except those provisions relating to the term and any options to extend or renew.

     28.  SUCCESSOR AND ASSIGNS:   The covenants and conditions herein contained
shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

     29.  ESTOPPEL CERTIFICATES:   Tenant shall at any time during the term of
this Lease, upon not less than five (5) days prior written notice from Landlord, execute and deliver to Landlord a statement in writing certifying, TO THE BEST OF TENANT'S KNOWLEDGE, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if they are claimed. ANY SUCH CERTIFICATE SHALL CONTAIN LANGUAGE SUCH THAT (1) TENANT IS NOT OBLIGATED TO MAKE AND HAS MADE NO INDEPENDENT INVESTIGATION OF THE FACTS AND (2) NOTHING THEREIN SHALL BE DEEMED TO BE A WAIVER OF ANY RIGHT OR CAUSE OF ACTION BASED ON ANY FACT OF WHICH TENANT HAS NO KNOWLEDGE DUE TO THE LANDLORD'S CONCEALMENT OF OR FAILURE TO DISCLOSE SUCH FACT.

     30.  OPTION TO EXTEND:   Tenant shall have the option and right to extend
the term of this Lease for ONE (1) separate additional and successive option period of FIVE (5) years, at AN AMOUNT EQUAL TO NINETY PERCENT (90%) OF "Fair Market Value", only under the following conditions precedent: (i) THAT AT BOTH THE TIME TENANT EXERCISES ITS OPTION BY SENDING WRITTEN NOTICE TO LANDLORD AND ALSO UPON THE DATE THE OPTION TERM IS TO COMMENCE, TENANT SHALL NOT BE IN DEFAULT UNDER ANY OF THE TERMS OF THIS LEASE AND AT BOTH SUCH TIMES NO EVENT SHALL HAVE OCCURRED WHICH BUT FOR THE GIVING OF NOTICE OR THE PASSAGE OF TIME WOULD CONSTITUTE AN EVENT OF DEFAULT HEREUNDER, AND (ii) Tenant has delivered written notice by certified mail to Landlord not less than one hundred and twenty (120) days prior and not more than one hundred and eighty (180) days prior to the expiration of the then existing term of the Lease of Tenant's intention to extend the term of the Lease.

     "Fair Market Value" shall mean the going market rental as of the date of any extension of this Lease for equivalent space of similar age, location, and construction, with improvements and equipment in similar condition and for a lessee proposing to sign a five (5) year lease and having financial qualifications similar to Tenant, it being understood that in determining "Fair Market Value" the parties shall negotiate in good faith in order to reach agreement; and in the event the parties are unable to reach agreement, the matter shall be referred to arbitration by three (3) M.A.I. appraisers, experienced in the evaluation of similar rental properties in the County of Santa Clara, State of California. Landlord and Tenant shall each appoint one such arbitrator within thirty (30) days of written request for arbitration

                                    EXHIBIT B

from the other, and the two arbitrators so selected shall select a third arbitrator within fifteen (15) days after the selection of the second arbitrator. The determination of the three arbitrators shall be made by the vote of two (2) or more of the three arbitrators within thirty (30) days from the date of the appointment of the third arbitrator and shall be final for all purposes. The cost of arbitration shall be shared equally.

     31. OPTIONS: In the event that Tenant hereunder has any multiple options to extend this Lease, a later option to extend the Lease cannot be exercised unless the prior option has been so exercised. No option may be exercised at a time when the Tenant is in default under its obligations under this Lease.

     32.  QUIET ENJOYMENT:    LANDLORD REPRESENTS ND WARRANTS THAT IT HAS FULL
RIGHT AND AUTHORITY TO ENTER INTO THIS LEASE AND THAT upon Tenant's faithful and timely performance of all the terms and covenants of the Lease, Tenant shall quietly have and hold the Premises for the term and any extensions thereof.

     33. BROKERS: Tenant represents it has not utilized or contacted a real estate broker or finder with respect to this Lease and Tenant agrees to indemnify and hold Landlord harmless against any claim, cost, liability or cause of action asserted by any broker or finder claiming through Tenant. LANDLORD REPRESENTS THAT IT HAS NOT UTILIZED OR CONTACTED A REAL ESTATE BROKER OR FINDER WITH RESPECT TO THIS LEASE AND LANDLORD AGREES TO INDEMNIFY AND HOLD TENANT HARMLESS AGAINST ANY CLAIM, COST, LIABILITY OR CAUSE OF ACTION ASSERTED BY ANY BROKER OR FINDER CLAIMING THROUGH LANDLORD.

     34. CONSENTS: IF ANY PROVISION OF THIS LEASE REQUIRES THE CONSENT, APPROVAL OR AGREEMENT OF THE LANDLORD, LANDLORD SHALL NOT UNREASONABLY WITHHOLD SUCH CONSENT, APPROVAL OR AGREEMENT.

     35.  MISCELLANEOUS PROVISIONS:     All rights and remedies hereunder are
cumulative and not alternative to the extent permitted by law and are in addition to all other rights and remedies in law and in equity.

     This Lease shall not be amended or modified except in writing, signed by both parties.

     If any term or provision of this Lease is held unenforceable or invalid by a court of competent jurisdiction, the remainder of the Lease shall not be invalidated thereby but shall be enforceable in accordance with its terms, omitting the invalid or unenforceable term.

     This Lease shall be governed by and construed in accordance with California law.

     All sums due hereunder, including rent and additional rent, if not paid when due, shall bear interest at the maximum rate permitted under California law accruing from the date due until the date paid to Landlord.

     Time is of the essence hereunder.

                                    EXHIBIT B

     The headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

     IN WITNESS WHEREOF, Landlord and Tenant have executed these presents, the day and year first above written.


LANDLORD                                TENANT

SOBRATO INTERESTS II                    AMDAHL CORPORATION
a California General Partnership        a Delaware Corporation

BY: /s/ (illegible)                     BY:  /s/ E. S. Hartford
    --------------------------------        --------------------------------

     John A. & Susan R. Sobrato 1979             E. S. HARTFORD
     Revocable Trust
                                        ITS: VICE PRESIDENT, CORPORATE
ITS: GENERAL PARTNER                         FACILITIES
     ------------------------------          --------------------------------


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